UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Semi-Annual Report

APRIL 30, 2011

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	12

Performance Chart	17

First Eagle Global Fund:

Fund Overview	20

Schedule of Investments	22

First Eagle Overseas Fund:

Fund Overview	44

Schedule of Investments	46

First Eagle U.S. Value Fund:

Fund Overview	62

Schedule of Investments	64

First Eagle Gold Fund:

Fund Overview	74

Consolidated Schedule of Investments	76

First Eagle Fund of America:

Management's Discussion of Fund Performance	81

Fund Overview	84

Schedule of Investments	86

Statements of Assets and Liabilities	94

Statements of Operations	98

Statements of Changes in Net Assets	100

Financial Highlights	104

Notes to Financial Statements	114

Fund Expenses	142

General Information	146

Consideration of Investment Advisory Agreements	147

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since I last wrote to you in December, financial markets around the world have continued their upward trajectory. Both the S&P 500 Index and the MSCI World Index are up over 9% year to date through April 30th despite an abundance of geopolitical turmoil. Whether it is recent catastrophic natural disasters, widespread political upheaval in the Middle East or European sovereign debt issues, world markets have faced several disturbances with uncertain outcomes.

At First Eagle, we accept that there will always be uncertainty in the market and that we are unable to predict the future with any accuracy. That is why our primary focus — identifying quality businesses trading at a discount to what we believe are their intrinsic values — remains unchanged in all market environments. We keep an eye toward the macro landscape, but we do not let it distract us from our global search for quality companies to purchase at prices which we believe afford us a margin of safety. Investing in sound business models with a margin of safety makes it easier to weather unexpected market fluctuations.

Following the March 11th earthquake in Fukushima, Japan we promptly updated you on our exposures. We concluded that we felt any losses to our holdings would likely be limited and temporary in nature. The resulting volatility in the Japanese markets following the earthquake provided us with an opportunity to add to our existing holdings. At First Eagle, we have often said that volatility is our friend, offering greater opportunity to effectively deploy capital.

Despite the market's positive momentum, we continue to find investment opportunities that provide us with our required margin of safety. Our cash position has grown slightly since my last letter as valuations have increased across the board, and we continue to hold gold as a potential hedge against unforeseen events.

Our Global Value Team is hard at work, with the solid leadership of Matt McLennan alongside Portfolio Managers Abhay Deshpande,

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the President (continued)

Kimball Brooker, Rachel Benepe and Matt Lamphier. The Portfolio Managers and analyst team continue to demonstrate their unwavering commitment to striving to protect shareholders' capital and building wealth over the long term.

First Eagle Fund of America maintains an impressive 24-year track record with managers Harold Levy and David Cohen of Iridian Asset Management. The Fund of America provides a strong complement to the First Eagle Fund family with its unique event-driven approach and commitment to seek downside protection.

Please be assured that your investments in our Funds will continue to be managed in the same prudent manner as they have been for over 30 years. Our portfolio managers and other senior executives have substantial investments alongside of yours and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

June 2011

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the Global Value Team Portfolio Managers

The tragic events in Japan serve as a reminder of the need to accept that as a society we operate on fault lines that can behave in complex, unpredictable and potentially disruptive ways. In the case of Japan, the fault line was geophysical. But as a metaphor for the broader global system, fault lines extend beyond the geophysical to the less tangible realms of the geopolitical and the underlying financial architecture of our global economy.

Just as no forecaster predicted the specific timing and devastating magnitude of the Japanese earthquake, nor the Egyptian riots and surprise leadership transition, it is extremely challenging to know what financial fissure could surface next. Global financial stability is influenced by a number of factors, including exchange rates, capital flows and reserve currencies. Our recent period of global financial crisis has demonstrated the inherent vulnerability of the long-term, large-scale monetary and fiscal imbalances that exist in our current system.

Our global financial architecture faces challenges. At the heart of the challenge is the notion of the United States Dollar reserve and the complications it creates. As the export driven economies (who are also the structural United States Dollar reserve accumulators) have grown in economic scale relative to earlier generations, the past decade's current account deficit in the United States has averaged between 4% and 5% of GDP compared to closer to 1% for the prior three decades. The structural foreign demand for dollar assets, which facilitates these substantial current account deficits, first manifested itself in equity and real estate bubbles which in turn fueled savings deficits and leverage growth in the private sector. More recently, with a more prudent private sector in saving surplus alongside less extreme asset values, the foreign demand for dollar assets shows up in the government running structural deficits well above 5% of GDP. Either asset bubbles with a leveraging private sector or a more normal private sector with structurally high fiscal deficits both represent breaks from the post-World War II financial order and are not the recipe for a sustainable AAA sovereign credit. Thus, we face the paradox of the world's reserve currency foundation being a questionable one as long as too many countries want to accumulate it as a reserve! We hope that a recovery in private sector confidence, solid productivity trends and perhaps a moderation of the global reserve accumulation pace could lead to a better outcome, but we must recognize there is a potentially complex and uncertain path that the global capital markets could fall prey to if recent trends do not abate. As with any fault line, a

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

From left to right: Matthew McLennan, Abhay Deshpande, Kimball Brooker, Jr., Rachel Benepe and Matt Lamphier

cumulative vulnerability to crisis builds yet the precise form and timing of such crisis is unpredictable. Against such a back drop, we feel that a portfolio primarily invested in enterprise with some cash and gold as deferred purchasing power enables investors to participate in the progress of the global economy in order to preserve purchasing power, but also remain resilient in the face of distress and capitalize on the opportunities provided by such distress.

Over the past half year, most risk assets performed strongly given the easy monetary policy stance pursued by the Federal Reserve along with recovering confidence and earnings power. Not only did equities fare well, but, in parallel with issues of global financial stability, gold has also continued to perform well as a universal currency outside of the current architecture. In fact, after what was a window of private sector purchases of gold for the past few years, central banks have now commenced restocking gold for the first time in a generation which is starting to bring gold back into the financial foundation. We have kept our gold exposure in terms of both bullion and equities to around 10% of the portfolios rather than let it grow unbounded. We own gold as a potential hedge, not as a directional view, so we are mindful of not letting the exposure become outsized as prices have moved higher. While we recognize that gold is clearing at higher real prices than we have seen for some time, it is hard not to observe that the quality of the fiat money alternative is hardly alluring. Gold remains a potential source of ballast for us if the G20 wanders further down the path of fiscal unsustainability. Other than gold, the portfolio also benefitted from strong price performance of certain equities representing ownership interest in scarce real assets from silver to timberlands and energy to cement.

But the news was not all good. We had some declines in the portfolio, most notably our holding in Cisco which has a dominant market position in routers and switches, the basic nuts, bolts and software that make the internet tick. In recent months, the market has fretted about cutbacks in government spending budgets (perhaps a sneak preview of things to come more broadly), product cycle issues in their switching business and fears of competitors encroaching on their territory. Our team feels that Cisco is deeply embedded in its customers' technology

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

platforms and serves as part of an entrenched, interlinked mesh of hardware and software. Cisco also stands to benefit from the growth in video-based traffic over the internet. While we wait for better times ahead, Cisco is exceptionally well capitalized with net cash and has returned substantial capital to shareholders through repurchases and a recently initiated dividend. As such, we have committed some incremental capital to this investment as the valuation margin of safety expanded. In our top ten list, you'll also see the emergence of Sysco, not a router company but rather a route company which distributes food to the away-from-home eating market — restaurants, hotels, hospitals, schools and the like. They are the largest player in this market across the United States, and this is a business where route density helps provide a structural cost advantage and therefore serves as a competitive advantage. They are also investing in widening the gap through specialized systems. We believe this is a company with a degree of pricing power over time, yet it offers a dividend yield above the yield of a 10 year treasury investment. Ironically, what gave us the opportunity to purchase Sysco at what we believe is a reasonable price were shorter term investor fears over their ability to pass through food price inflation. We are likely to own this stock for the long term assuming the valuation remains attractive.

Over the past half year we were also hurt by some of our partial hedges on the Euro. We have maintained a conservative stance in our approach to hedging currencies and our philosophy is simple: we do not want to lose what we make on a cheap stock to an expensive currency. The basket of currencies which comprise the Euro have historically traded at closer to €1.20 than the recent levels in the mid €1.40 range. The Euro had strengthened on the basis of the ECB being more hawkish than the Fed, having raised rates while the Fed embarked on QE2, and on positive sentiment regarding the resolution of fiscal crisis (with the banks having performed well early in the calendar year). It is not, however, clear to us that we are out of the woods on the fiscal adjustment in Europe so we maintain a partial hedge against the Euro and we're not owners of the big European banks. Our concern is straightforward — the peripheral countries are running large current account and fiscal deficits. In a floating currency regime, they would likely devalue to address this competitive challenge and to stimulate growth thus cushioning the path of fiscal adjustment. Under the aegis of the Euro, they are subject to the discipline of having to undertake fiscal austerity measures which are deflationary in nature and run counter to engrained historical policy responses from these countries. The political will for deflation is limited. Meanwhile, Germany is running large current account

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

surpluses and has a very modest fiscal deficit by comparison. The Deutschmark is arguably undervalued within the Euro wrapper. This could lead to a build in inflationary pressures in Germany, which also runs counter to the political grain of that country. So the Euro requires its people to do what does not come naturally in order to work towards a more harmonized balance of fundamentals. The markets are skeptical and thus facilities have had to be extended to provide liquidity to the peripherals but this is just adding more debt to an already unsustainable dynamic. Meanwhile, if the talk of a "voluntary restructuring" of some of the peripheral debt comes to fruition, what does it mean for the value of banking sector equity if sovereign debt is devalued and equity to asset ratios are less than 10%? Creative proposals are starting to surface on how to cross this river of trouble but the fact remains that the architecture was not in place to deal with this challenge up front and there will be a degree of improvisation required, with the potential for unpredictable consequences.

In emerging markets, much of our exposure is indirect through the ownership of globally strong businesses listed in developed markets that have meaningful presence in those markets such as Nestle in consumer products or Heidelberg Cement in aggregates and cement. Our direct emerging market investments span a range of intriguing businesses from dominant franchises in spirits, tobacco, and gaming, to holding companies owning unique underlying consumer businesses to owners of scarce real assets, but we remain conspicuously absent from direct equity holdings in China. China has become the marginal bid for base metals and may well be a key driver of the global price of risk going forward. China is so big that it is shifting the global equilibrium for everything from iron ore to French wines so why should the global price of risk be any less impacted? The monetary authorities have been tightening the reins in China to try and keep a lid on inflation through a series of interest rate hikes and raised bank reserve requirements. Beyond that, China must transition from a capital expenditure and low cost labor export story to one driven more by services, domestic demand and factory automation. The combination of tighter financial conditions and a phase transition in economic structure may move China to a structurally lower but more sustainable growth rate, but the path from here to there is very uncertain. We are open-minded about investing in China and are deeply impressed by the commerciality of the Chinese diaspora throughout

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

South East Asia, but await the right businesses at the right prices rather than betting on a theme. If inflation pressures ebb and the market rallies, we may well have missed an opportunity, but we remain focused on investing with a margin of safety.

Over the past six months our cash levels have built from the low double digit level to the mid to high teens as a percent of the portfolio. This is not a reflection of lack of hard work; in fact our analyst and trading team have been as diligent and dedicated as ever to uncovering opportunities. It is rather a reflection of our patience — we are still finding opportunities but, in a market that has rallied strongly, the margin of safety we seek is a bit harder to come by. Valuation multiples are not exorbitant relative to the low real rates on offer in the fixed income markets but there is an air of complacency in markets today with low levels of implied volatility, above-average business expectations and all this against a backdrop of unusually high corporate profit margins despite close to double digit unemployment. Were it not for the demand support of near double digit fiscal deficits, where would earnings be for the corporate sector? Record levels of stimulus have supported earnings power and put in place the seed for future capital expenditures and hiring growth but the poor state of public finance means that the stimulus may need to be withdrawn ahead of the recovery in private sector confidence so the future path of earnings power is less certain than with a traditional cyclical recovery. Our hats go off to the hard work of the analyst team as they toggle between globe-trotting company visits and burying their heads in annual reports — we are told that their lifestyle is fine "on average" but we know that a great deal of gumption is required beyond the patient temperament. Likewise, our trading team worked with fiduciary zeal in the past half year, with unrelenting, around-the-clock commitment during the crisis in Japan.

On a final note, we would like to express our gratitude to our investors — most of whom share our long term perspective. If you are new to the fund and you do not share our three to five year horizon, you should consider closely the appropriateness of this investment as we will not attempt to mirror shorter term market movements. Whilst we remain philosophically focused on seeking to avoid a permanent impairment of capital in each of our investments, we are primarily invested in enterprise and thus will not be immune to any adverse changes in sentiment over the short term. We are investing for the long haul, not the next quarter, so we ask that you think carefully about your time horizon. When we look to the horizon, our goal is to extend our legacy track record but

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Letter from the Global Value Team Portfolio Managers (continued)

we want you to be realistic — high real returns are hard to come by in a world of negative real yields in fixed income, an equity market that has doubled off the bottom and even our potential hedge, gold, hitting record prices. The Federal Reserve has ironically succeeded in reducing the margin of safety available while risks abound.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

June 2011

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Management's Discussion of Fund Performance

Despite one of the worst natural disasters in Japan's history, turbulence in the Middle East and the ongoing sovereign debt crisis in Europe, markets around the world rose during the six months ended April 30, 2011. The MSCI World Index increased 14.8%. In Europe, the German DAX Index rose 13.8% while the French CAC 40 Index rose 7.1%. In Japan, the Nikkei 225 Index rose 7.0% and in the U.S., the S&P 500 Index rose 16.4%. Crude oil rose 40.0% to a record high of $114 a barrel — the result of the civil unrest in oil-producing nations and global concerns about supply — and gold rose 15.0% to $1,564 an ounce. The U.S. dollar rose a modest 1.0% against the yen and it fell 5.8% against the Euro as the Euro strengthened on hopes that the European Central Bank would raise interest rates.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 13.4% for the six month period while the MSCI World Index rose 14.8%. The Fund's position in cash and cash equivalents increased from 11.4% at the end of October to 15.8% on April 30, 2011.

The five largest contributors to the performance of First Eagle Global Fund over the period were Gold bullion (gold, U.S.), Weyerhaeuser Company (forest products, U.S.), Heidelberg Cement AG (building products, Germany), ConocoPhillips (energy, U.S.) and Industrias Penoles S.A.B. de C.V. (mining, Mexico) collectively accounting for 2.6% of this period's performance.

The five largest detractors were Cisco Systems, Inc. (networking, U.S.), Carrefour SA (supermarkets, France), Alliant Techsystems, Inc. (defense systems, U.S.), NKSJ Holdings, Inc. (insurance, Japan) and Newmont Mining Corporation (gold mining, U.S.). Their combined negative performance over the six month period subtracted 0.39% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2011, the Fund was approximately 35% hedged versus the Japanese yen and 45% hedged versus the Euro.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Global, Overseas, U.S. Value and Gold Funds

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 12.4% for the six month period while the MSCI EAFE Index increased 12.7%. The Fund's position in cash and cash equivalents was unchanged at 15.8% from the end of October through April 30, 2011.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Gold bullion (gold, U.S.), Heidelberg Cement AG (building products, Germany), Pargesa Holding SA (holding company, Switzerland), SMC Corporation (electrical machinery, Japan) and Wendel (holding company, France) collectively accounting for 3.1% of this period's performance.

The five largest detractors were Newmont Mining Corporation (gold mining, U.S.), Carrefour SA (supermarkets, France), NKSJ Holdings, Inc. (insurance, Japan), Gaumont SA (film distributor, France) and Singapore Airport Terminal Services Limited (airline catering services, Singapore). Their combined negative performance over the six month period subtracted 0.17% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2011, the Fund was approximately 35% hedged versus the Japanese yen and 45% hedged versus the Euro.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 12.9% for the six month period while the S&P 500 Index rose 16.4%. The Fund's position in cash and cash equivalents rose from 17.3% at the beginning of the period to 24.2% on April 30, 2011.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Weyerhaeuser Company (forest products), Conoco Phillips (energy), Gold bullion (gold), Helmerich & Payne, Inc. (oil & gas drilling) and Comcast Corporation (cable company) collectively accounting for 3.6% of this period's performance.

The five largest detractors were Cisco Systems, Inc. (networking), Alliant Techsystems, Inc. (defense systems), Amdocs Limited (IT services), Mercury General Corporation (insurance) and Microsoft Corporation (software). Their combined negative performance over the six month period subtracted 0.41% from the Fund's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Management's Discussion of Fund Performance (continued)

First Eagle Gold Fund

The NAV of the Fund's Class A shares rose 13.6% for the six month period while the FT Gold Mines Index increased 6.4%. The Fund's position in cash and cash equivalents decreased from 4.1% in October to 2.4% on April 30, 2011.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Gold bullion (U.S.), Goldcorp, Inc. (Canada), New Gold, Inc. (Canada), Harmony Gold Mining Company (South Africa) and Fresnillo PLC (U.K.) collectively accounting for 6.7% of this period's performance.

The five largest detractors were Kinross Gold Corporation (Canada), Rangold Resources Limited (U.K.), Agnico-Eagle Mines Limited (Canada), Centamin Egypt (U.K.) and Kingsgate Consolidated (Australia). Their combined negative performance over the six month period subtracted 1.44% from the Fund's performance.

We view gold as a hedge against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold can at least partially protect a portfolio against the potential negative developments that these events could cause. Currently, we see the fiat currency system facing a number of challenges. The status of the U.S. dollar as the world's reserve currency is suspect, the EU is facing major issues and the Euro is facing its most critical challenge in its 10 year history and the yen also lacks appeal. Gold is currently playing the role of a substitute currency.

Investment in gold and gold related investments present certain risks. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Investment in gold and gold related investments may be speculative and may be subject to greater price volatility than investments in other assets and types of companies.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Global, Overseas, U.S. Value and Gold Funds

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan	Abhay Deshpande

Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global, Overseas, U.S. Value and Gold Funds

Kimball Brooker, Jr.	Rachel Benepe

Portfolio Manager Overseas and U.S. Value Funds Associate Portfolio Manager Global Fund	Portfolio Manager Gold Fund

Matt Lamphier

Associate Portfolio Manager
U.S. Value Fund

June 2011

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of June 2011 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Performance Chart1 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	18.20%	6.39%	7.77%	13.17%	14.67%	01/01/79[2]
with sales charge	12.29	4.58	6.67	12.59	14.53	01/01/79[2]
Class C (FESGX)	16.32	5.59	6.96	12.33	12.70	06/05/00
Class I (SGIIX)	18.51	6.65	8.04	13.45	13.02	07/31/98
MSCI World Index[3]	18.25	-0.57	2.32	3.90	10.00	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	19.07%	5.94%	6.90%	13.69%	12.91%	08/31/93
with sales charge	13.10	4.16	5.80	13.11	12.66	08/31/93
Class C (FESOX)	17.18	5.13	6.09	12.86	12.78	06/05/00
Class I (SGOIX)	19.35	6.20	7.16	13.96	13.69	07/31/98
MSCI EAFE Index[4]	19.18	-2.85	1.54	5.29	5.51	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	13.79%	5.25%	6.49%	—	9.96%	09/04/01
with sales charge	8.10	3.47	5.40	—	9.37	09/04/01
Class C (FEVCX)	11.87	4.47	5.68	—	9.13	09/04/01
Class I (FEVIX)	14.01	5.51	6.73	—	10.21	09/04/01
Standard & Poor's 500 Index[5]	17.22	1.73	2.95	—	3.91	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	31.82%	19.16%	14.73%	26.48%	11.73%	08/31/93
with sales charge	25.23	17.14	13.56	25.83	11.49	08/31/93
Class C (FEGOX)	29.82	18.26	13.87	—	19.60	05/15/03
Class I (FEGIX)	32.11	19.45	15.02	—	20.79	05/15/03
FTSE Gold Mines Index[6]	19.97	13.27	8.58	18.19	4.36	08/31/93
MSCI World Index[3]	18.25	-0.57	2.32	3.90	6.57	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Performance Chart (unaudited) (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	25.37%	4.68%	7.51%	8.24%	8.35%	11/20/98
with sales charge	19.10	2.91	6.41	7.69	7.90	11/20/98
Class C (FEAMX)	23.45	3.90	6.69	7.48	7.57	03/02/98
Class Y (FEAFX)[7]	25.44	4.68	7.50	8.29	12.30	04/10/87
Standard & Poor's 500 Index[5]	17.22	1.73	2.95	2.82	9.07	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling 800.334.2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle U.S. Value Fund, and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without sales charge.

2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Average Annual Returns as of April 30, 2011 (unaudited)

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.16%	1.91%	0.91%	—
First Eagle Overseas Fund	1.17	1.92	0.92	—
First Eagle U.S. Value Fund	1.24	1.99	1.00	—
First Eagle Gold Fund	1.22	1.97	0.97	—
First Eagle Fund of America	1.49	2.24	—	1.49%

These expense ratios are presented as of October 31, 2010 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Overview | Data as of April 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that may help to minimize risk.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales charge	18.20%	7.77%	13.17%
with sales charge	12.29	6.67	12.59
MSCI World Index	18.25	2.32	3.90
Consumer Price Index	3.16	2.22	2.43

Asset Allocation

Asset Allocation and Countries percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

Countries
United States	37.12%
Japan	17.90
France	6.59
Germany	3.18
Switzerland	3.05
Mexico	2.65
United Kingdom	1.98
South Korea	1.84
South Africa	1.62
Hong Kong	1.25
Singapore	0.96
Italy	0.88
Canada	0.87
Belgium	0.73
Australia	0.72
Thailand	0.59
Malaysia	0.57
Spain	0.45
Taiwan	0.42
Brazil	0.39
Austria	0.24
Sweden	0.10
Netherlands	0.08
Norway	0.05

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	5.88%
Secom Company, Limited (Japanese security services provider)	1.87
Fanuc Limited (Japanese industrial manufacturing company)	1.73
SMC Corporation (Japanese automated control devices manufacturer)	1.58
Keyence Corporation (Japanese sensors manufacturer)	1.33
Cintas Corporation (U.S. uniform designer and manufacturer)	1.32
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.29
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.28
Pargesa Holding SA (Swiss diversified financials company)	1.27
Microsoft Corporation (U.S. software developer)	1.26
Total	18.81%

  *  Excludes cash, commercial paper and money market funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 74.24%
U.S. Common Stocks — 30.77%
Consumer Discretionary 5.03%
13,051,511	Cintas Corporation (a)	$438,387,413	$405,249,416
16,016,312	Comcast Corporation, Class 'A'	266,139,825	393,200,460
5,571,290	Omnicom Group, Inc.	162,938,225	274,051,755
5,300,650	Home Depot, Inc.	131,119,191	196,866,141
2,051,045	Wal-Mart Stores, Inc.	101,774,692	112,766,454
1,075,480	Costco Wholesale Corporation	33,417,180	87,027,842
1,381,358	Unifirst Corporation	30,865,195	71,499,090
2,485	JG Boswell Company (b)	573,840	1,963,150
184,753	St. John Knits International, Inc. (b)(c)	3,174,837	1,110,366
		1,168,390,398	1,543,734,674
Consumer Staples 2.46%
13,171,404	Sysco Corporation	374,099,914	380,785,290
1,837,950	Lorillard, Inc.	135,716,878	195,741,675
2,132,090	Colgate-Palmolive Company	164,260,763	179,841,791
		674,077,555	756,368,756
Energy 2.34%
4,700,563	ConocoPhillips	230,084,270	371,015,438
1,442,501	Apache Corporation	90,693,919	192,386,358
3,975,644	San Juan Basin Royalty Trust (a)	141,567,357	99,232,074
851,950	Helmerich & Payne, Inc.	18,084,022	56,518,363
		480,429,568	719,152,233
Financials 5.75%
7,551,993	American Express Company	318,860,508	370,651,817
2,624	Berkshire Hathaway, Inc., Class 'A' (c)	209,446,032	327,344,000
8,975,246	Cincinnati Financial Corporation (a)	229,993,905	284,335,793
8,500,496	Bank of New York Mellon Corporation	220,277,942	246,174,364
567,206	Mastercard, Inc., Class 'A'	115,777,628	156,486,463
5,728,995	BB&T Corporation	154,967,404	154,224,545
4,386,051	WR Berkley Corporation	117,583,057	143,029,123
1,033,330	Visa, Inc., Class 'A'	74,587,533	80,723,740
34,924	Mills Music Trust (a)(b)	1,055,337	1,344,574
		1,442,549,346	1,764,314,419
Health Care 0.88%
2,594,970	WellPoint, Inc.	122,915,513	199,267,746

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 30.77% — (continued)
Health Care 0.88% — (continued)
1,059,980	Johnson & Johnson	$59,610,843	$69,661,886
		182,526,356	268,929,632
Industrials 3.88%
3,375,980	3M Company	263,499,538	328,179,016
3,256,818	Alliant Techsystems, Inc. (a)	294,573,629	230,094,191
2,860,552	Lockheed Martin Corporation	202,039,274	226,698,746
9,049,000	Blount International, Inc. (a)(c)	115,722,600	150,213,400
2,365,411	Automatic Data Processing, Inc.	85,148,200	128,560,088
1,911,836	Northrop Grumman Corporation	117,301,337	121,611,888
149,923	Huntington Ingalls Industries, Inc. (c)	5,649,077	5,996,920
		1,083,933,655	1,191,354,249
Information Technology 3.63%
14,892,064	Microsoft Corporation	365,199,954	387,491,505
10,697,110	Intel Corporation	174,210,286	248,065,981
5,703,320	Linear Technology Corporation	160,046,637	198,475,536
4,203,010	Texas Instruments, Inc.	102,357,670	149,332,945
3,010,552	KLA-Tencor Corporation (d)	86,433,226	132,163,233
		888,247,773	1,115,529,200
Materials 3.75%
10,535,770	Weyerhaeuser Company	187,506,558	242,428,068
4,387,079	Vulcan Materials Company	223,679,544	198,295,971
3,987,548	Plum Creek Timber Company, Inc., REIT	147,118,846	171,823,443
1,709,260	Martin Marietta Materials, Inc.	152,089,232	155,867,419
2,342,121	Rayonier, Inc., REIT	38,588,260	155,423,150
1,780,037	Newmont Mining Corporation	45,037,176	104,327,969
1,258,500	Deltic Timber Corporation (a)	62,903,243	85,326,300
626,842	Ashland, Inc.	32,273,130	38,914,351
		889,195,989	1,152,406,671
Telecommunication Services 1.01%
17,684,458	Cisco Systems, Inc.	314,957,660	310,539,083
Utilities 2.04%
9,003,021	FirstEnergy Corporation	325,646,875	359,760,719
4,117,660	IDACorporation, Inc. (a)	136,695,396	161,453,449
1,513,630	Entergy Corporation	100,134,585	105,530,284
		562,476,856	626,744,452
Total U.S. Common Stocks		7,686,785,156	9,449,073,369

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 43.47%
Australia 0.72%
4,843,236	Newcrest Mining Limited	$163,187,463	$220,004,265
Austria 0.24%
1,626,729	OMV AG	67,045,549	74,306,531
Belgium 0.73%
2,271,065	Groupe Bruxelles Lambert SA	189,789,405	225,570,465
Brazil 0.39%
3,625,916	Petroleo Brasileiro SA, ADR	68,857,936	120,996,817
Canada 0.65%
3,358,189	Cenovus Energy, Inc.	84,672,345	128,954,457
2,773,965	Penn West Petroleum Limited	52,580,541	71,041,244
		137,252,886	199,995,701
France 6.36%
4,179,227	Sanofi-Aventis SA	323,385,924	331,084,848
4,070,936	Sodexo	110,028,806	317,734,713
2,044,437	Neopost SA (a)	184,799,958	195,387,394
3,733,423	Carrefour SA	230,370,943	177,294,377
2,359,340	Total SA	130,161,165	151,278,560
1,162,042	Wendel	25,161,141	145,794,199
956,044	Guyenne et Gascogne SA (a)	108,257,344	138,160,378
1,400,548	Rémy Cointreau SA	41,298,503	115,607,819
2,078,658	Bouygues SA	100,326,768	103,661,680
806,452	Société BIC SA	38,193,195	78,532,457
63,019	Sucrière de Pithiviers-Le-Vieil (a)	35,947,627	78,065,666
721,719	Cie Generale d'Optique Essilor International SA	14,254,370	60,516,302
157,260	Robertet SA (a)	20,623,058	28,927,241
42,252	Robertet SA CI (b)(e)(h)	800,508	5,829,043
385,000	Sabeton SA (a)	4,841,233	7,653,633
104,457	Gaumont SA	6,087,824	7,213,721
12,000,000	FINEL (a)(b)(c)(e)(f)(g)	—	6,408,935
69,500	NSC Groupe (a)(b)(c)	12,298,421	4,222,219
		1,386,836,788	1,953,373,185
Germany 2.74%
4,485,848	HeidelbergCement AG	242,684,169	343,596,528
2,680,681	Daimler AG	128,871,063	207,555,632
1,193,748	Fraport AG	38,267,364	95,686,289

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 43.47% — (continued)
Germany 2.74% — (continued)
2,464,510	Tognum AG	$26,236,180	$94,696,175
517,675	Pfeiffer Vacuum Technology AG (a)	42,989,536	71,807,679
386,842	Hornbach Baumarkt AG	21,504,161	28,390,799
		500,552,473	841,733,102
Hong Kong 0.52%
12,693,580	Guoco Group Limited	115,086,260	157,791,316
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	2,403,103
		116,023,158	160,194,419
Italy 0.88%
18,139,395	Italcementi S.p.A. RSP	249,186,230	102,798,848
4,682,069	Italcementi S.p.A.	86,201,872	51,435,736
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	47,617,467
1,021,137	Italmobiliare S.p.A.	107,360,738	44,735,217
3,208,913	Gewiss S.p.A.	18,972,618	24,183,756
		583,078,392	270,771,024
Japan 17.81%
11,590,430	Secom Company Limited	528,330,685	573,239,424
3,204,100	Fanuc Limited	270,423,910	530,859,140
2,673,456	SMC Corporation	292,290,699	485,753,585
1,571,990	Keyence Corporation	313,389,646	409,747,578
7,449,590	Shimano, Inc. (a)	181,501,011	397,348,173
8,977,860	Astellas Pharma, Inc.	362,418,345	341,729,335
12,811,860	MISUMI Group, Inc. (a)	221,342,849	321,795,794
12,970,300	MS&AD Insurance Group Holdings	325,978,421	301,809,518
5,211,900	Ono Pharmaceutical Company Limited	237,044,526	264,190,299
38,276,900	NKSJ Holdings, Inc.	284,279,705	244,240,382
4,896,260	Canon, Inc.	232,564,293	229,191,771
1,930,700	Hirose Electric Company Limited	208,019,877	199,776,792
9,672,280	Mitsubishi Estate Company Limited	143,042,330	167,757,702
24,702	KDDI Corporation	153,433,464	163,706,282
21,141	Inpex Corporation	105,392,518	160,419,512
6,166,510	THK Company Limited	107,947,983	156,251,676
71,439	NTT DoCoMo, Inc.	108,868,051	131,385,104
3,383,520	Nissin Foods Holdings Company Limited	119,507,437	119,536,036
3,501,380	Chofu Seisakusho Company Limited (a)	63,721,317	84,925,071

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 43.47% — (continued)
Japan 17.81% — (continued)
5,147,000	T. Hasegawa Company Limited (a)	$79,849,658	$78,745,676
2,719,100	Meitec Corporation (a)	79,203,905	52,251,737
1,725,100	Ariake Japan Company Limited (a)	29,754,119	29,027,921
2,002,100	Seikagaku Corporation	21,143,745	23,133,405
232,910	Unihair Company Limited (c)	5,287,339	2,240,733
		4,474,735,833	5,469,062,646
Malaysia 0.57%
134,626,930	Genting Malaysia Berhad	116,786,948	167,261,007
1,655,665	Genting Berhad	2,727,877	6,484,036
		119,514,825	173,745,043
Mexico 2.65%
8,766,773	Industrias Peñoles S.A.B. de C.V.	14,740,763	341,307,811
12,512,115	Grupo Televisa SA, ADR (c)	236,037,035	296,787,368
6,414,687	Fresnillo PLC	43,993,880	175,876,691
		294,771,678	813,971,870
Netherlands 0.08%
1,042,730	TNT N.V.	24,788,935	25,717,906
Singapore 0.22%
10,153,710	Fraser and Neave Limited	8,655,703	52,042,640
13,467,250	ComfortDelgro Corporation Limited	3,279,184	16,843,695
		11,934,887	68,886,335
South Africa 1.62%
20,830,304	Gold Fields Limited, ADR	231,208,540	371,612,623
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	125,997,220
		301,060,991	497,609,843
South Korea 1.12%
3,979,661	KT&G Corporation	216,773,359	235,441,149
51,900	Lotte Confectionery Company Limited	21,157,499	76,906,826
39,989	Namyang Dairy Products Company Limited (a)	7,325,466	30,113,491
		245,256,324	342,461,466
Spain 0.45%
2,176,646	Red Electrica Corporation SA	105,631,283	139,112,318
Sweden 0.10%
1,215,304	Investor AB, Class 'A'	26,759,103	29,405,283

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 43.47% — (continued)
Switzerland 3.05%
3,783,070	Pargesa Holding SA	$237,781,696	$388,601,217
4,643,250	Nestlé SA	118,121,050	288,107,372
39,705	Lindt & Spruengli AG PC (c)	65,203,420	131,669,478
800	Lindt & Spruengli AG (c)	16,046,392	29,760,240
614,726	Kuehne & Nagel International AG	19,542,476	98,162,960
		456,695,034	936,301,267
Thailand 0.59%
30,251,300	Bangkok Bank PCL NVDR	98,647,613	172,285,461
577,000	OHTL PCL (b)	2,636,472	9,085,092
		101,284,085	181,370,553
United Kingdom 1.98%
9,342,277	Berkeley Group Holdings PLC (a)(c)	114,104,302	165,456,122
7,387,420	GlaxoSmithKline PLC	140,774,624	161,136,491
2,714,983	Anglo American PLC	62,810,160	141,551,845
3,387,940	Willis Group Holdings PLC	87,537,759	139,989,681
		405,226,845	608,134,139
Total International Common Stocks		9,780,283,873	13,352,724,178
Total Common Stocks		17,467,069,029	22,801,797,547
Preferred Stocks — 1.27%
U.S. Preferred Stocks — 0.06%
Utilities 0.06%
335,000	Calenergy Capital Trust III 6.50% (b)(i)	14,782,813	16,900,750
International Preferred Stocks — 1.21%
Canada 0.13%
2,750,391	Postmedia Network (b)	18,719,011	39,880,670
Germany 0.43%
877,242	Hornbach Holding AG	63,837,360	134,047,503
South Korea 0.65%
338,589	Samsung Electronics Company Limited	49,993,100	199,049,195
Total International Preferred Stocks		132,549,471	372,977,368
Total Preferred Stocks		147,332,284	389,878,118

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrant — 0.25%
United States — 0.25%
4,716,220	JPMorgan Chase & Co. Warrant expire 10/28/18 (c)	$61,320,499	$78,289,252
OUNCES
Commodity — 5.88%
1,155,839	Gold bullion (c)	648,342,611	1,805,594,108
PRINCIPAL AMOUNT
Bonds — 2.58%
U.S. Bonds — 0.15%
Corporate Bonds 0.15%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	4,741,169	4,543,022
5,000,000	Pulte Group, Inc. 5.20% due 02/15/15	4,453,496	5,000,000
12,554,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	12,489,400	13,150,315
22,554,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	21,932,851	24,189,165
Total U.S. Bonds		43,616,916	46,882,502
International Notes and Bonds — 2.43%
International Corporate Notes and Bonds — 0.37%
Canada 0.09%
28,460,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(j)	24,858,141	28,709,025
France 0.23%
15,000,000 EUR	Emin Leydier SA FRN 6.511% due 07/31/16 (b)(e)(f)	21,410,094	22,253,245
12,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(e)(f)	14,474,400	13,351,947
12,050,000 EUR	Wendel 4.375% due 08/09/17	11,178,962	15,999,712
3,500,000 EUR	Wendel 4.875% due 05/26/16	2,690,019	4,887,369
10,000,000 EUR	Wendel 4.875% due 09/21/15 (k)	10,530,962	14,464,609
		60,284,437	70,956,882

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.37% — (continued)
Norway 0.05%
5,500,000 USD	Den Norske Bank ASA FRN 0.625% due 08/31/11 (b)	$3,888,750	$3,451,250
3,170,000 USD	Den Norske Creditbank FRN 0.563% due 05/31/11 (b)	2,059,625	1,981,250
3,500,000 USD	Den Norske Creditbank FRN 0.65% due 08/31/11 (b)	2,610,000	2,152,500
10,000,000 USD	Nordea Bank Norge ASA FRN 0.625% due 11/21/11 (b)	6,826,750	6,300,000
		15,385,125	13,885,000
Total International Corporate Notes and Bonds		100,527,703	113,550,907
International Government Bonds — 2.06%
Hong Kong 0.73%
371,900,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	48,030,896	47,866,791
732,250,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	98,101,071	97,587,514
586,700,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	79,766,565	79,415,703
		225,898,532	224,870,008
Japan 0.09%
2,163,399,300 JPY	Japanese Government CPI Linked Bond 1.40% due 06/10/18 (l)	19,795,759	27,274,235
Singapore 0.74%
275,440,000 SGD	Singapore Government Bond 3.625% due 07/01/11	200,224,328	226,425,730
South Korea 0.08%
24,494,400,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (l)	23,337,721	23,924,125
Taiwan 0.42%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	54,308,701	62,740,094
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	59,266,472	65,512,711
		113,575,173	128,252,805
Total International Government Bonds		582,831,513	630,746,903
Total International Notes and Bonds		683,359,216	744,297,810
Total Notes and Bonds		726,976,132	791,180,312

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 15.76%
International Commercial Paper — 8.56%
France 2.08%
6,066,000 USD	Électricité de France 0.17% due 05/02/11	$6,065,971	$6,065,971
50,000,000 USD	Électricité de France 0.19% due 06/15/11	49,988,125	49,988,125
46,815,000 USD	Électricité de France 0.26% due 06/20/11	46,798,095	46,798,095
58,000,000 USD	Électricité de France 0.26% due 06/21/11	57,978,637	57,978,637
100,000,000 USD	Électricité de France 0.27% due 05/16/11	99,988,750	99,988,750
25,400,000 USD	GDF Suez SA 0.19% due 06/13/11	25,394,236	25,394,236
25,000,000 USD	GDF Suez SA 0.26% due 05/27/11	24,995,306	24,995,306
15,560,000 USD	GDF Suez SA 0.27% due 06/10/11	15,555,332	15,555,332
51,000,000 USD	GDF Suez SA 0.28% due 06/22/11	50,979,373	50,979,373
40,000,000 USD	GDF Suez SA 0.34% due 05/02/11	39,999,622	39,999,622
47,500,000 USD	GDF Suez SA 0.35% due 05/06/11	47,497,757	47,497,757
25,000,000 USD	GDF Suez SA 0.35% due 05/20/11	24,995,514	24,995,514
45,229,000 USD	Sanofi-Aventis SA 0.28% due 09/12/11	45,181,861	45,180,985
25,000,000 USD	Sanofi-Aventis SA 0.30% due 09/12/11	24,972,083	24,973,460
18,000,000 USD	Sanofi-Aventis SA 0.32% due 05/10/11	17,998,560	17,998,560
27,255,000 USD	Sanofi-Aventis SA 0.33% due 10/13/11	27,215,026	27,214,161
10,733,000 USD	Sanofi-Aventis SA 0.38% due 05/24/11	10,730,428	10,730,428
22,000,000 USD	Sanofi-Aventis SA 0.38% due 06/01/11	21,992,896	21,992,896
Germany 0.21%
14,855,000 USD	BASF AG 0.13% due 06/02/11	14,853,284	14,853,284
50,000,000 USD	BASF AG 0.18% due 06/29/11	49,985,250	49,984,415

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 8.56% — (continued)
Germany 0.21% — (continued)
100,000 USD	BMW 0.31% due 05/02/11	$99,999	$99,999
Italy 0.60%
50,000,000 USD	Eni S.p.A. 0.20% due 06/01/11	49,991,389	49,991,389
50,000,000 USD	Eni S.p.A. 0.32% due 06/08/11	49,983,639	49,983,639
43,000,000 USD	Eni S.p.A. 0.35% due 06/20/11	42,979,694	42,979,694
9,000,000 USD	Eni S.p.A. 0.37% due 07/11/11	8,993,610	8,995,566
32,699,000 USD	Eni S.p.A. 0.37% due 07/29/11	32,669,898	32,677,428
Japan 3.24%
10,000,000 USD	Mitsubishi Company 0.25% due 05/20/11	9,998,681	9,998,681
50,000,000 USD	Mitsubishi Company 0.25% due 07/13/11	49,974,653	49,974,480
30,000,000 USD	Mitsubishi Company 0.25% due 07/26/11	29,982,083	29,981,079
34,000,000 USD	Mitsubishi Company 0.26% due 07/06/11	33,983,793	33,984,714
20,000,000 USD	Mitsubishi Company 0.26% due 07/29/11	19,987,144	19,986,806
50,000,000 USD	Mitsubishi Company 0.27% due 05/17/11	49,994,000	49,994,000
39,893,000 USD	Mitsubishi Company 0.27% due 06/13/11	39,880,135	39,880,134
40,391,000 USD	Mitsui & Company, Limited 0.23% due 05/10/11	40,388,678	40,388,678
50,000,000 USD	Mitsui & Company, Limited 0.23% due 07/05/11	49,979,236	49,977,945
20,000,000 USD	Mitsui & Company, Limited 0.23% due 07/26/11	19,989,011	19,987,386
30,000,000 USD	Mitsui & Company, Limited 0.24% due 06/24/11	29,989,200	29,989,200
44,000,000 USD	Mitsui & Company, Limited 0.27% due 07/18/11	43,974,260	43,975,554
40,000,000 USD	Mitsui & Company, Limited 0.30% due 07/22/11	39,972,667	39,976,292
50,000,000 USD	Sumitomo Corporation 0.23% due 07/13/11	49,976,681	49,974,480

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 8.56% — (continued)
Japan 3.24% — (continued)
50,000,000 USD	Sumitomo Corporation 0.26% due 07/07/11	$49,975,806	$49,977,095
38,500,000 USD	Sumitomo Corporation 0.27% due 07/28/11	38,474,590	38,474,975
35,000,000 USD	Sumitomo Corporation 0.28% due 06/24/11	34,985,300	34,985,300
20,000,000 USD	Sumitomo Corporation 0.31% due 07/05/11	19,989,167	19,991,178
25,000,000 USD	Sumitomo Corporation 0.32% due 07/25/11	24,981,701	24,984,472
35,000,000 USD	Sumitomo Corporation 0.36% due 09/21/11	34,951,340	34,954,465
20,000,000 USD	Toyota Motor Corporation 0.20% due 06/23/11	19,994,111	19,994,111
30,000,000 USD	Toyota Motor Corporation 0.21% due 06/15/11	29,992,125	29,992,125
25,000,000 USD	Toyota Motor Corporation 0.23% due 08/18/11	24,982,590	24,984,275
50,000,000 USD	Toyota Motor Corporation 0.24% due 08/01/11	49,969,333	49,974,805
19,000,000 USD	Toyota Motor Corporation 0.24% due 07/06/11	18,991,640	18,993,971
25,000,000 USD	Toyota Motor Corporation 0.25% due 09/23/11	24,974,826	24,977,645
30,000,000 USD	Toyota Motor Corporation 0.27% due 07/01/11	29,986,275	29,991,444
50,000,000 USD	Toyota Motor Corporation 0.27% due 08/05/11	49,964,000	49,973,460
35,000,000 USD	Toyota Motor Corporation 0.31% due 05/05/11	34,998,794	34,998,794
Switzerland 1.88%
17,525,000 USD	Nestlé SA 0.19% due 07/12/11	17,518,341	17,519,956
30,000,000 USD	Nestlé SA 0.19% due 08/16/11	29,983,058	29,986,737
38,078,000 USD	Nestlé SA 0.20% due 09/09/11	38,050,288	38,053,805
48,000,000 USD	Nestlé SA 0.20% due 09/16/11	47,963,200	47,965,838
25,361,000 USD	Nestlé SA 0.21% due 10/24/11	25,334,963	25,335,921
41,000,000 USD	Nestlé SA 0.23% due 06/13/11	40,988,736	40,988,736

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 8.56% — (continued)
Switzerland 1.88% — (continued)
30,000,000 USD	Nestlé SA 0.23% due 06/14/11	$29,991,567	$29,991,567
9,755,000 USD	Nestlé SA 0.25% due 07/20/11	9,749,581	9,751,889
40,789,000 USD	Nestlé SA 0.25% due 07/21/11	40,766,056	40,775,833
18,965,000 USD	Novartis International AG 0.21% due 10/11/11	18,946,967	18,937,184
50,000,000 USD	Novartis International AG 0.22% due 06/14/11	49,986,556	49,986,556
20,000,000 USD	Novartis International AG 0.23% due 06/17/11	19,993,994	19,993,994
25,000,000 USD	Novartis International AG 0.23% due 07/14/11	24,988,181	24,988,600
35,000,000 USD	Novartis International AG 0.23% due 09/15/11	34,969,365	34,961,486
45,035,000 USD	Novartis International AG 0.23% due 10/11/11	44,988,101	44,968,947
40,000,000 USD	Novartis International AG 0.24% due 07/19/11	39,978,933	39,980,112
40,000,000 USD	Novartis International AG 0.25% due 09/15/11	39,961,944	39,955,984
21,700,000 USD	Novartis International AG 0.26% due 08/08/11	21,684,484	21,685,329
United Kingdom 0.11%
15,000,000 USD	Reckitt Benckiser Group PLC 0.25% due 06/16/11	14,995,208	14,995,208
20,000,000 USD	Reckitt Benckiser Group PLC 0.39% due 09/26/11	19,968,756	19,972,500
Venezuela 0.44%
58,257,000 USD	Corporación Andina de Fomento 0.37% due 08/25/11	58,189,422	58,202,005
77,554,000 USD	Corporación Andina de Fomento 0.40% due 07/08/11	77,496,869	77,517,806
Total International Commercial Paper		2,629,660,725	2,629,726,159
U.S. Commercial Paper — 7.20%
$23,055,000	Abbott Laboratories 0.16% due 05/31/11	23,051,926	23,051,926
19,000,000	Abbott Laboratories 0.17% due 06/07/11	18,996,680	18,996,680
20,000,000	Abbott Laboratories 0.19% due 06/06/11	19,996,200	19,996,200

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.20% — (continued)
$25,000,000	Archer Daniels Midland Company 0.30% due 05/04/11	$24,999,375	$24,999,375
34,271,000	Bemis Company, Inc. 0.26% due 05/18/11	34,266,792	34,266,792
45,000,000	Campbell Soup Company 0.23% due 07/27/11	44,974,988	44,981,086
33,133,000	Campbell Soup Company 0.24% due 08/10/11	33,110,691	33,116,506
26,555,000	Campbell Soup Company 0.25% due 08/08/11	26,536,743	26,542,036
29,482,000	Campbell Soup Company 0.26% due 08/08/11	29,460,920	29,467,607
64,912,000	Cisco Systems, Inc. 0.19% due 05/05/11	64,910,630	64,910,630
50,000,000	Coca-Cola Company 0.20% due 08/04/11	49,973,611	49,976,830
50,000,000	Coca-Cola Company 0.22% due 09/02/11	49,962,111	49,966,750
6,658,000	Coca-Cola Company 0.22% due 09/07/11	6,652,751	6,653,203
25,000,000	Coca-Cola Company 0.22% due 09/13/11	24,979,375	24,980,210
12,050,000	Coca-Cola Company 0.25% due 05/31/11	12,047,490	12,047,490
23,532,000	Coca-Cola Company 0.25% due 06/20/11	23,523,829	23,523,829
4,539,000	Coca-Cola Company 0.25% due 07/01/11	4,537,077	4,537,650
25,000,000	Coca-Cola Company 0.25% due 07/18/11	24,986,458	24,990,555
70,000,000	Coca-Cola Company 0.25% due 07/28/11	69,957,222	69,970,250
25,000,000	Coca-Cola Company 0.25% due 07/29/11	24,984,549	24,989,257
49,370,000	ConocoPhillips 0.20% due 07/25/11	49,346,686	49,349,719
39,000,000	ConocoPhillips 0.22% due 05/09/11	38,998,093	38,998,093
17,941,000	ConocoPhillips 0.22% due 06/07/11	17,936,943	17,936,943
11,300,000	ConocoPhillips 0.22% due 06/09/11	11,297,307	11,297,307

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.20% — (continued)
$34,050,000	ConocoPhillips 0.22% due 07/07/11	$34,036,058	$34,038,907
10,100,000	ConocoPhillips 0.22% due 07/11/11	10,095,618	10,096,519
49,600,000	ConocoPhillips 0.23% due 05/16/11	49,595,247	49,595,247
34,050,000	ConocoPhillips 0.25% due 07/07/11	34,034,157	34,038,907
7,615,000	Dover Corporation 0.07% due 05/02/11	7,614,985	7,614,985
25,000,000	DuPont 0.29% due 06/16/11	24,990,736	24,990,736
45,000,000	DuPont 0.31% due 06/30/11	44,976,750	44,982,018
44,220,000	H.J. Heinz Company Limited 0.25% due 05/26/11	44,212,323	44,212,323
38,000,000	Honeywell International, Inc. 0.22% due 06/27/11	37,986,763	37,986,763
60,651,000	ITT Corporation 0.34% due 05/13/11	60,644,328	60,644,328
15,338,000	Johnson & Johnson 0.16% due 07/25/11	15,332,206	15,332,811
19,695,000	Johnson & Johnson 0.18% due 07/25/11	19,686,630	19,688,337
27,000,000	Johnson & Johnson 0.20% due 05/13/11	26,998,200	26,998,200
18,995,000	Johnson & Johnson 0.20% due 09/06/11	18,981,492	18,983,544
31,589,000	Johnson & Johnson 0.21% due 09/06/11	31,565,414	31,569,949
42,000,000	Johnson & Johnson 0.21% due 09/14/11	41,966,680	41,971,020
10,000,000	Kraft Foods, Inc. 0.15% due 05/02/11	9,999,958	9,999,958
1,125,000	Kraft Foods, Inc. 0.36% due 05/12/11	1,124,876	1,124,876
34,546,000	Kraft Foods, Inc. 0.37% due 05/24/11	34,538,054	34,538,054
2,063,000	Kraft Foods, Inc. 0.38% due 05/27/11	2,062,449	2,062,449
14,732,000	Kraft Foods, Inc. 0.43% due 07/07/11	14,720,485	14,722,429

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.20% — (continued)
$12,034,000	Kraft Foods, Inc. 0.45% due 06/22/11	$12,026,352	$12,026,352
12,059,000	Kraft Foods, Inc. 0.45% due 06/27/11	12,050,599	12,050,599
85,000,000	Medtronic, Inc. 0.17% due 07/25/11	84,965,882	84,953,369
34,495,000	Medtronic, Inc. 0.19% due 09/13/11	34,470,422	34,457,849
50,000,000	Medtronic, Inc. 0.20% due 06/13/11	49,988,056	49,988,056
43,000,000	Medtronic, Inc. 0.21% due 10/19/11	42,957,108	42,931,604
5,000,000	PepsiCo, Inc. 0.17% due 06/06/11	4,999,150	4,999,150
15,000,000	PepsiCo, Inc. 0.17% due 06/10/11	14,997,167	14,997,167
40,000,000	PepsiCo, Inc. 0.18% due 05/31/11	39,994,000	39,994,000
21,640,000	Philip Morris International, Inc. 0.13% due 05/25/11	21,638,125	21,638,125
25,000,000	Proctor & Gamble Company 0.12% due 06/23/11	24,995,583	24,995,583
12,500,000	Proctor & Gamble Company 0.13% due 06/30/11	12,497,292	12,496,986
25,000,000	Proctor & Gamble Company 0.18% due 05/31/11	24,996,250	24,996,250
30,000,000	Proctor & Gamble Company 0.18% due 06/09/11	29,994,150	29,994,150
25,500,000	Proctor & Gamble Company 0.19% due 05/18/11	25,497,712	25,497,712
32,500,000	Proctor & Gamble Company 0.19% due 05/23/11	32,496,226	32,496,226
32,564,000	Proctor & Gamble Company 0.19% due 05/24/11	32,560,047	32,560,047
20,000,000	Sherwin-Williams Company 0.26% due 06/08/11	19,994,511	19,994,511
25,000,000	Sherwin-Williams Company 0.26% due 06/14/11	24,992,056	24,992,056
19,000,000	Sherwin-Williams Company 0.26% due 06/28/11	18,992,041	18,992,041
50,000,000	Verizon Communications, Inc. 0.37% due 05/03/11	49,998,972	49,998,972

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 7.20% — (continued)
$25,000,000	Verizon Communications, Inc. 0.39% due 05/20/11	$24,994,986	$24,994,986
30,199,000	Verizon Communications, Inc. 0.41% due 05/25/11	30,190,947	30,190,947
25,000,000	Verizon Communications, Inc. 0.46% due 07/11/11	24,977,813	24,982,613
13,749,000	Verizon Communications, Inc. 0.47% due 06/29/11	13,738,409	13,740,902
42,000,000	Verizon Communications, Inc. 0.49% due 07/15/11	41,957,125	41,968,828
50,000,000	Verizon Communications, Inc. 0.55% due 08/11/11	49,923,500	49,945,980
45,000,000	Walt Disney Company 0.15% due 07/14/11	44,986,125	44,981,950
4,420,000	WellPoint, Inc. 0.36% due 06/08/11	4,418,367	4,418,367
8,920,000	WellPoint, Inc. 0.36% due 07/11/11	8,913,843	8,914,754
20,000,000	WellPoint, Inc. 0.37% due 07/20/11	19,983,556	19,986,788
17,300,000	WellPoint, Inc. 0.38% due 06/23/11	17,290,576	17,290,576
20,000,000	WellPoint, Inc. 0.38% due 06/28/11	19,988,078	19,988,078
Total U.S. Commercial Paper		2,211,116,882	2,211,194,858
Total Commercial Paper		4,840,777,607	4,840,921,017
Total Investment Portfolio Excluding Options Written — 99.98%		$23,891,818,162	$30,707,660,354

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.01)%
2,500	KLA-Tencor Corporation	$46.00	June 2011	$(337,500)
2,500	KLA-Tencor Corporation	46.00	September 2011	(587,500)
2,500	KLA-Tencor Corporation	47.00	September 2011	(537,500)
Total Covered Call Options Written (Premiums Received: $2,664,915)				(1,462,500)
Total Investments — 99.97% (Cost $23,889,153,247)				30,706,197,854
Other Assets in Excess of Liabilities — 0.03%				8,410,475
Net Assets — 100.00%				$30,714,608,329

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Security is deemed illiquid. At April 30, 2011, the value of these securities amounted to $171,890,141 or 0.56% of net assets.

  (c)  Non-income producing security/commodity.

  (d)  At April 30, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $47,843,170 or 0.16% of net assets.

  (f)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2011, the value of these securities amounted to $42,014,127 or 0.14% of net assets.

  (g)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (h)  Represents non-voting class of shares.

  (i)  This security is convertible until September 1, 2027 and is subject to a call feature and may be called in full or partially on or anytime after May 20, 2011.

  (j)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (k)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (l)  Inflation protected security.

At April 30, 2011, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,500,576,181
Gross unrealized depreciation	(683,531,574)
Net unrealized appreciation	$6,817,044,607

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

CPI  — Consumer Price Index

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA 6.51% due 7/31/16	07/30/09	$21,410,094	$1.48
FINEL 9.50% due 6/30/17	06/22/05	14,474,400	1.11
FINEL	07/30/09	—	0.53

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2011	UNREALIZED APPRECIATION AT APRIL 30, 2011	UNREALIZED DEPRECIATION AT APRIL 30, 2011
08/17/11	356,421,000	Euro	$492,006,004	$527,616,474	$—	$(35,610,470)
06/15/11	165,092,000	Euro	219,611,982	244,637,356	—	(25,025,374)
07/20/11	241,705,000	Euro	327,759,231	357,808,257	—	(30,049,026)
09/21/11	328,310,000	Euro	473,987,713	484,978,882	—	(10,991,169)
08/17/11	70,301,428,000	Japanese Yen	846,432,640	866,369,663	—	(19,937,023)
06/15/11	22,444,444,000	Japanese Yen	271,576,560	276,526,898	—	(4,950,338)
07/20/11	30,763,925,000	Japanese Yen	369,727,607	379,104,094	—	(9,376,487)
09/21/11	27,143,141,000	Japanese Yen	322,978,832	334,656,069	—	(11,677,237)
			$3,324,080,569	$3,471,697,693	$—	$(147,617,124)

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2011	MARKET VALUE APRIL 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	2,864,349	392,469	—	3,256,818	$230,094,191	$—	$572,870
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	29,027,921	—	390,438
Berkeley Group Holdings PLC	8,354,385	987,892	—	9,342,277	165,456,122	—	—
Blount International, Inc.	9,778,961	—	729,961	9,049,000	150,213,400	(304,062)	—
Chofu Seisakusho Company Limited	3,501,380	—	—	3,501,380	84,925,071	—	593,274
Cincinnati Financial Corporation	8,975,246	—	—	8,975,246	284,335,793	—	7,180,197
Cintas Corporation	13,051,511	—	—	13,051,511	405,249,416	—	6,395,240
City e-Solutions Limited	20,738,780	—	—	20,738,780	2,403,103	—	—

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2011	MARKET VALUE APRIL 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Deltic Timber Corporation	1,258,500	—	—	1,258,500	$85,326,300	$—	$188,775
FINEL	12,000,000	—	—	12,000,000	6,408,935	—	—
Guyenne et Gascogne SA	956,044	—	—	956,044	138,160,378	—	—
IDA Corporation, Inc.	4,117,660	—	—	4,117,660	161,453,449	—	2,470,596
Meitec Corporation	2,719,100	—	—	2,719,100	52,251,737	—	736,935
Mills Music Trust	34,924	—	—	34,924	1,344,574	—	69,122
MISUMI Group, Inc.	13,629,830	—	817,970	12,811,860	321,795,794	4,959,635	1,348,662
Namyang Dairy Products Company Limited	39,989	—	—	39,989	30,113,491	—	29,128
Neopost SA	2,306,626	—	262,189	2,044,437	195,387,394	(3,063,134)	4,277,053
NSC Groupe	69,500	—	—	69,500	4,222,219	—	—
Pfeiffer Vacuum Technology AG	1,172,304	—	654,629	517,675	71,807,679	18,387,503	—
Robertet SA	160,048	—	2,788	157,260	28,927,241	(23,422)	—
Sabeton SA	385,000	—	—	385,000	7,653,633	—	—
San Juan Basin Royalty Trust	3,975,644	—	—	3,975,644	99,232,074	—	2,460,383
Shimano, Inc.	7,096,370	353,220	—	7,449,590	397,348,173	—	2,444,899
Sucrière de Pithiviers- Le-Vieil	63,019	—	—	63,019	78,065,666	—	3,244,742
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	78,745,676	—	583,067
Total					$3,109,949,430	$19,956,520	$32,985,381

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.03%
Consumer Staples	2.46
Energy	2.34
Financials	5.75
Health Care	0.88
Industrials	3.88
Information Technology	3.63
Materials	3.75
Telecommunication Services	1.01
Utilities	2.04
Total U.S. Common Stocks	30.77
International Common Stocks
Consumer Discretionary	5.51
Consumer Staples	4.77
Energy	2.29
Financials	5.96
Health Care	3.85
Industrials	9.54
Information Technology	3.37
Materials	6.77
Telecommunication Services	0.96
Utilities	0.45
Total International Common Stocks	43.47
U.S. Preferred Stocks
Utilities	0.06
Total U.S. Preferred Stocks	0.06
International Preferred Stocks
Consumer Discretionary	0.43
Energy	0.13
Information Technology	0.65
Total International Preferred Stocks	1.21

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Warrant	0.25%
Commodity	5.88
U.S. Bonds
Consumer Discretionary	0.15
Total U.S. Bonds	0.15
International Notes and Bonds
Financials	0.16
Government Issues	2.06
Industrials	0.05
Materials	0.16
Total International Notes and Bonds	2.43
Commercial Paper
International Commercial Paper	8.56
U.S. Commercial Paper	7.20
Total Commercial Paper	15.76
Covered Call Options Written	(0.01)
Total Investments	99.97%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

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Fund Overview | Data as of April 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales charge	19.07%	6.90%	13.69%
with sales charge	13.10	5.80	13.11
MSCI EAFE Index	19.18	1.54	5.29
Consumer Price Index	3.16	2.22	2.43

Asset Allocation

Asset Allocation and Countries percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

Countries
Japan	28.31%
France	10.07
United States	7.31
Germany	5.85
Switzerland	4.75
Singapore	3.67
South Korea	3.56
Mexico	2.47
Hong Kong	2.41
South Africa	1.93
Thailand	1.87
United Kingdom	1.83
Canada	1.73
Italy	1.18
Australia	1.04
Netherlands	0.91
Malaysia	0.85
Taiwan	0.84
Brazil	0.83
Spain	0.70
Austria	0.64
Bermuda	0.61
Belgium	0.34
Greece	0.26
Sweden	0.15
Turkey	0.07

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	6.94%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.41
Pargesa Holding SA (Swiss diversified financials company)	2.08
Fanuc Limited (Japanese automated machine tools manufacturer)	2.08
SMC Corporation (Japanese automated control devices manufacturer)	1.99
Secom Company, Limited (Japanese security services provider)	1.90
HeidelbergCement AG (German building materials manufacturer)	1.72
MS&AD Insurance Group Holdings (Japanese insurance company)	1.54
Keyence Corporation (Japanese sensors manufacturer)	1.47
Gold Fields Limited, ADR (South African gold mining company)	1.43
Total	23.56%

  *  Excludes cash, commercial paper and money market funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 71.27%
International Common Stocks — 70.89%
Australia 1.05%
1,991,110	Newcrest Mining Limited	$67,088,242	$90,446,283
10,636,295	Spotless Group Limited	28,448,633	22,846,379
		95,536,875	113,292,662
Austria 0.64%
889,525	OMV AG	36,661,516	40,632,162
1,351,248	Wienerberger AG (a)	22,316,084	28,937,029
		58,977,600	69,569,191
Belgium 0.34%
366,943	Groupe Bruxelles Lambert SA	27,696,696	36,446,118
Bermuda 0.61%
1,365,900	Jardine Matheson Holdings Limited	40,577,021	65,563,200
Brazil 0.83%
2,707,494	Petroleo Brasileiro SA, ADR	37,277,860	90,349,075
Canada 1.19%
1,321,427	Cenovus Energy, Inc.	18,791,533	50,742,797
1,100,050	EnCana Corporation	14,298,776	36,873,676
989,931	Penn West Petroleum Limited	18,763,266	25,352,133
332,036	Cogeco Cable, Inc.	14,536,855	15,918,093
		66,390,430	128,886,699
France 9.60%
1,748,375	Sodexo	48,634,328	136,459,878
1,660,633	Sanofi-Aventis SA	135,351,026	131,557,923
827,900	Neopost SA	44,073,366	79,122,626
630,208	Wendel	14,922,055	79,068,287
1,608,488	Carrefour SA	69,265,330	76,384,561
563,378	Laurent-Perrier (b)	20,236,693	72,045,894
943,121	Total SA	58,346,454	60,471,991
1,110,655	Bouygues SA	53,605,943	55,387,834
348,206	Guyenne et Gascogne SA	40,270,290	50,320,145
39,143	Sucrière de Pithiviers-Le-Vieil (b)	15,598,306	48,488,938
235,837	Robertet SA (b)	20,591,064	43,381,113
513,850	Rémy Cointreau SA	13,882,400	42,415,596
442,830	Société Foncière Financière et de Participations	29,139,582	36,770,068
895,904	Fregate (a)(b)(c)(d)(e)	23,101,992	34,729,855

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.89% — (continued)
France 9.60% — (continued)
297,268	Société BIC SA	$11,253,819	$28,948,017
364,373	Gaumont SA	21,698,753	25,163,321
258,984	Cie Generale d'Optique Essilor International SA	4,968,106	21,715,867
51,500	Robertet SA CI (d)(e)(f)	2,151,628	7,104,888
11,593,581	FINEL (a)(b)(c)(d)(e)(g)	9,152,131	6,191,875
1,000	Société Vermandoise de Sucreries	854,846	2,498,298
100,000	Sabeton SA	1,463,142	1,987,956
		638,561,254	1,040,214,931
Germany 4.88%
2,433,048	HeidelbergCement AG	130,732,832	186,360,939
1,314,843	Daimler AG	64,046,716	101,803,635
6,418,531	Deutsche Wohnen AG (a)(b)	67,969,040	101,268,698
1,392,952	Tognum AG	21,316,812	53,522,699
510,427	Fraport AG	16,339,785	40,913,882
186,209	Pfeiffer Vacuum Technology AG	5,412,516	25,829,403
381,004	Hamburger Hafen und Logistik AG	12,551,847	18,511,556
		318,369,548	528,210,812
Greece 0.26%
3,488,350	Jumbo SA	22,414,086	28,204,515
Hong Kong 1.11%
7,806,340	Guoco Group Limited	57,283,838	97,039,028
7,069,700	Hopewell Holdings Limited	7,819,937	21,344,723
10,851,720	City e-Solutions Limited (a)(e)	323,358	1,257,441
		65,427,133	119,641,192
Italy 1.18%
6,116,020	Gewiss S.p.A. (b)	23,508,434	46,092,971
7,315,306	Italcementi S.p.A. RSP	87,341,485	41,457,007
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	32,872,665
168,142	Italmobiliare S.p.A.	19,250,153	7,366,170
		180,425,001	127,788,813
Japan 28.34%
4,886,870	Shimano, Inc. (b)	81,201,320	260,657,146
1,361,840	Fanuc Limited	121,493,378	225,631,288
1,187,390	SMC Corporation	152,820,186	215,742,825
4,170,700	Secom Company Limited	178,984,614	206,274,458

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.89% — (continued)
Japan 28.34% — (continued)
7,175,100	MS&AD Insurance Group Holdings	$169,497,975	$166,959,398
610,300	Keyence Corporation	120,033,342	159,077,950
20,997,700	NKSJ Holdings, Inc.	155,345,297	133,983,846
2,552,600	Ono Pharmaceutical Company Limited	105,639,342	129,390,848
3,260,440	Astellas Pharma, Inc.	133,084,592	124,103,962
4,119,770	MISUMI Group, Inc.	70,730,692	103,476,362
927,500	Hirose Electric Company Limited	103,636,842	95,971,914
2,035,070	Canon, Inc.	97,083,761	95,260,729
11,565	Inpex Corporation	57,873,206	87,756,098
13,072	KDDI Corporation	81,226,239	86,631,387
2,699,196	Nitto Kohki Company Limited (b)	47,367,728	65,667,801
1,831,860	Nissin Foods Holdings Company Limited	64,705,384	64,717,596
3,729,250	Mitsubishi Estate Company Limited	54,944,112	64,680,759
2,737,860	Nomura Research Institute Limited	52,533,035	58,615,431
6,577,300	Japan Wool Textile Company Limited (b)	49,871,284	58,011,170
2,252,610	THK Company Limited	36,188,958	57,078,329
6,036,330	Kansai Paint Company Limited	46,990,834	53,983,439
3,452,591	T. Hasegawa Company Limited (b)	47,344,131	52,822,346
2,022,800	Chofu Seisakusho Company Limited (b)	33,096,084	49,062,493
26,230	NTT DoCoMo, Inc.	39,858,813	48,240,195
2,485,480	Daiichikosho Company Limited	27,081,144	43,322,915
2,819,780	OSG Corporation	33,175,151	37,617,908
1,472,300	Meitec Corporation	43,510,664	28,292,535
1,006,662	Nagaileben Company Limited (b)	19,961,972	26,834,400
1,570,700	Ariake Japan Company Limited	32,942,453	26,429,862
1,286,140	AS One Corporation (b)	26,246,127	25,982,626
861,660	Icom, Inc. (b)	22,557,750	25,431,601
2,184,600	Seikagaku Corporation	17,648,500	25,242,114
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (b)	25,950,562	24,442,119
2,535,900	Yomeishu Seizo Company Limited (b)	22,847,623	22,772,494
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	20,815,787
5,316,000	Okumura Corporation	26,721,400	20,627,494
508,106	SK Kaken Company Limited	9,470,131	17,259,205
639,200	Fuji Seal International, Inc.	12,089,732	13,314,698
493,250	Mandom Corporation	6,249,764	12,966,192

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.89% — (continued)
Japan 28.34% — (continued)
806,280	Chudenko Corporation	$12,295,496	$9,912,139
2,572,675	TOMONY Holdings, Inc.	17,372,743	9,000,243
1,223,670	Sansei Yusoki Company Limited (b)	10,265,159	6,858,461
1,424,100	Shingakukai Company Limited (b)	10,266,277	5,262,749
784,900	Asahi Broadcasting Corporation	4,255,296	3,819,112
		2,514,398,724	3,070,002,424
Malaysia 0.85%
72,262,570	Genting Malaysia Berhad	62,743,594	89,779,290
607,050	Genting Berhad	999,650	2,377,374
		63,743,244	92,156,664
Mexico 2.48%
6,494,097	Grupo Televisa SA, ADR (a)	126,518,946	154,039,981
2,931,292	Industrias Peñoles S.A.B. de C.V.	2,500,676	114,120,995
		129,019,622	268,160,976
Netherlands 0.91%
539,055	HAL Trust	18,095,972	84,649,818
555,630	TNT NV	13,209,269	13,704,066
		31,305,241	98,353,884
Singapore 2.37%
23,192,830	Haw Par Corporation Limited (b)	76,875,317	117,736,838
62,622,735	ComfortDelgro Corporation Limited	60,129,362	78,323,212
15,238,450	Singapore Airport Terminal Services Limited	16,538,036	32,138,642
5,640,520	Fraser and Neave Limited	6,680,505	28,910,374
		160,223,220	257,109,066
South Africa 1.93%
8,701,891	Gold Fields Limited, ADR	113,631,009	155,241,735
3,446,659	Harmony Gold Mining Company Limited, ADR	32,680,302	53,664,481
		146,311,311	208,906,216
South Korea 2.48%
1,660,372	KT&G Corporation	90,106,497	98,229,445
35,325	Lotte Confectionery Company Limited	12,445,892	52,345,542
186,884	Nong Shim Company Limited	43,886,371	43,510,062
119,080	Pacific Corporation	18,151,496	23,445,976
872,463	Fursys, Inc. (b)	10,110,165	22,022,231

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.89% — (continued)
South Korea 2.48% — (continued)
22,950	Namyang Dairy Products Company Limited	$4,912,653	$17,282,368
1,182,040	Dong Ah Tire & Rubber Company Limited	5,161,359	10,313,138
75,866	Teems, Inc. (a)(b)	1,401,053	1,868,952
		186,175,486	269,017,714
Spain 0.70%
1,190,720	Red Electrica Corporation SA	57,683,751	76,100,486
Sweden 0.15%
660,107	Investor AB, Class 'A'	14,534,528	15,971,834
Switzerland 4.76%
2,196,591	Pargesa Holding SA	115,479,876	225,636,305
2,378,850	Nestlé SA	64,791,575	147,604,420
164,816	Rieter Holding AG (a)	28,754,529	71,033,991
260,960	Kuehne & Nagel International AG	8,287,573	41,671,584
792	Lindt & Spruengli AG (a)	5,105,206	29,462,638
		222,418,759	515,408,938
Taiwan 0.46%
20,184,980	Taiwan Secom Company Limited	32,105,415	38,765,085
13,102,028	Taiwan Sogo Shin Kong Security Company Limited	11,831,241	11,483,175
		43,936,656	50,248,260
Thailand 1.87%
463,467,885	Thai Beverage PCL	82,153,734	107,977,068
15,979,859	Bangkok Bank PCL NVDR	56,870,621	91,007,572
250,000	OHTL PCL (e)	1,152,073	3,936,348
		140,176,428	202,920,988
Turkey 0.07%
895,639	Yazicilar Holding AS	6,807,909	7,957,830
United Kingdom 1.83%
3,995,640	GlaxoSmithKline PLC	76,140,895	87,154,028
3,378,628	Berkeley Group Holdings PLC (a)	41,275,902	59,837,092
978,218	Anglo American PLC	22,102,752	51,001,632
		139,519,549	197,992,752
Total International Common Stocks		5,407,907,932	7,678,475,240

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 0.38%
Materials 0.38%
707,683	Newmont Mining Corporation	$18,468,982	$41,477,300
Total Common Stocks		5,426,376,914	7,719,952,540
International Preferred Stocks — 2.01%
Canada 0.11%
822,828	Postmedia Network (e)	5,591,396	11,931,006
Germany 0.82%
581,442	Hornbach Holding AG	39,598,446	88,847,602
South Korea 1.08%
186,879	Samsung Electronics Company Limited	23,663,909	109,862,147
27,183	Namyang Dairy Products Company Limited	387,445	6,683,824
		24,051,354	116,545,971
Total International Preferred Stocks		69,241,196	217,324,579
OUNCES
Commodity — 6.94%
481,210	Gold bullion (a)	240,147,323	751,722,100
PRINCIPAL AMOUNT
Term Loans — 0.16%(j)
Germany 0.16%
1,647,055 EUR	Pfleiderer AG Term 1A due 12/31/13 (a)(k)	1,639,425	1,710,441
5,000,000 EUR	Pfleiderer AG Term Loan due 12/31/13 (a)(k)	5,391,975	5,192,424
5,000,000 EUR	Pfleiderer AG Term Loan due 12/31/13 (a)(k)	5,003,535	5,192,424
441,014 EUR	Pfleiderer AG Term Facility 1A due 12/31/13 (a)(k)	465,783	457,993
2,488,890 CAD	Pfleiderer AG Term Facility 2A due 12/31/13 (a)(k)	1,868,045	1,836,800
799,835 EUR	Pfleiderer AG Revolving Credit Facility due 12/31/13 (a)(k)	844,758	830,629
468,914 CAD	Pfleiderer AG Revolving Credit Facility due 12/31/13 (a)(k)	351,945	346,058
2,578,274 USD	Pfleiderer AG Revolving Credit Facility due 12/31/13 (a)(k)	1,835,493	1,804,714
Total Term Loans		17,400,959	17,371,483

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 3.90%
International Corporate Bonds — 0.68%
Canada 0.43%
17,142,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (e)	$15,229,769	$11,999,400
34,110,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (e)(h)	30,603,986	34,408,462
		45,833,755	46,407,862
France 0.25%
10,000,000 EUR	Emin Leydier SA FRN 6.511% due 07/31/16 (c)(d)(e)	14,273,396	14,835,497
8,000,000 EUR	FINEL 9.50% due 06/30/17 (c)(d)(e)	9,649,600	8,901,298
1,950,000 EUR	Wendel 4.875% due 09/21/15 (i)	1,613,313	2,820,599
		25,536,309	26,557,394
Total International Corporate Bonds		71,370,064	72,965,256
International Government Bonds — 3.22%
France 0.23%
15,764,006 EUR	France Government Bond OAT 3.00% due 07/25/12 (l)	19,253,995	24,806,516
Hong Kong 1.31%
137,300,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	17,732,299	17,671,714
415,700,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	55,553,734	55,400,655
359,500,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	48,774,191	48,661,915
145,500,000 HKD	Hong Kong Government Bond 4.49% due 11/26/12	19,849,501	19,908,341
		141,909,725	141,642,625
Singapore 1.30%
120,000,000 SGD	Singapore Government Bond 3.50% due 07/01/12	97,294,655	101,624,099
48,254,000 SGD	Singapore Government Bond 3.625% due 07/01/11	34,633,389	39,667,249
		131,928,044	141,291,348

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds — 3.22% — (continued)
Taiwan 0.38%
582,300,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	$18,046,438	$20,669,622
574,500,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	18,484,655	20,611,748
		36,531,093	41,281,370
Total International Government Bonds		329,622,857	349,021,859
Total International Bonds		400,992,921	421,987,115
Commercial Paper — 15.84%
International Commercial Paper — 13.65%
France 2.89%
22,850,000 USD	Électricité de France 0.19% due 05/31/11	22,846,382	22,846,382
36,000,000 USD	Électricité de France 0.26% due 06/21/11	35,986,740	35,986,740
50,000,000 USD	Électricité de France 0.27% due 05/16/11	49,994,375	49,994,375
25,026,000 USD	GDF Suez SA 0.20% due 06/20/11	25,019,049	25,019,049
50,000,000 USD	GDF Suez SA 0.20% due 07/01/11	49,983,055	49,979,615
15,000,000 USD	GDF Suez SA 0.35% due 05/05/11	14,999,433	14,999,433
15,000,000 USD	GDF Suez SA 0.35% due 05/06/11	14,999,292	14,999,292
38,000,000 USD	Sanofi-Aventis SA 0.32% due 05/10/11	37,996,960	37,996,960
39,267,000 USD	Sanofi-Aventis SA 0.38% due 05/24/11	39,257,592	39,257,592
22,000,000 USD	Sanofi-Aventis SA 0.38% due 06/01/11	21,992,896	21,992,896
Germany 0.53%
58,000,000 USD	BASF AG 0.18% due 06/29/11	57,982,890	57,981,921
Italy 0.95%
50,000,000 USD	Eni S.p.A. 0.34% due 07/01/11	49,972,042	49,979,615
20,000,000 USD	Eni S.p.A. 0.35% due 06/20/11	19,990,556	19,990,556
8,361,000 USD	Eni S.p.A. 0.35% due 08/01/11	8,353,735	8,355,237

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 13.65% — (continued)
Italy 0.95% — (continued)
25,000,000 USD	Eni S.p.A. 0.39% due 09/22/11	$24,962,000	$24,967,047
Japan 4.06%
40,000,000 USD	Mitsubishi Company 0.25% due 05/20/11	39,994,722	39,994,722
25,000,000 USD	Mitsubishi Company 0.25% due 05/27/11	24,995,486	24,995,486
10,000,000 USD	Mitsubishi Company 0.26% due 07/06/11	9,995,233	9,995,504
30,000,000 USD	Mitsubishi Company 0.26% due 07/29/11	29,980,717	29,980,209
22,017,000 USD	Mitsui & Company, Limited 0.13% due 05/02/11	22,016,920	22,016,920
30,107,000 USD	Mitsui & Company, Limited 0.23% due 05/10/11	30,105,269	30,105,269
40,000,000 USD	Mitsui & Company, Limited 0.23% due 07/26/11	39,978,022	39,974,772
20,000,000 USD	Mitsui & Company, Limited 0.24% due 06/24/11	19,992,800	19,992,800
10,000,000 USD	Mitsui & Company, Limited 0.30% due 07/22/11	9,993,167	9,994,073
30,000,000 USD	Sumitomo Corporation 0.26% due 06/06/11	29,992,200	29,992,200
15,000,000 USD	Sumitomo Corporation 0.30% due 06/24/11	14,993,250	14,993,250
9,575,000 USD	Sumitomo Corporation 0.31% due 05/02/11	9,574,918	9,574,918
5,000,000 USD	Sumitomo Corporation 0.31% due 07/05/11	4,997,292	4,997,795
25,000,000 USD	Sumitomo Corporation 0.31% due 07/27/11	24,981,875	24,983,993
25,000,000 USD	Sumitomo Corporation 0.33% due 05/26/11	24,994,271	24,994,271
10,000,000 USD	Toyota Motor Corporation 0.20% due 06/23/11	9,997,056	9,997,056
10,000,000 USD	Toyota Motor Corporation 0.21% due 06/15/11	9,997,375	9,997,375
25,000,000 USD	Toyota Motor Corporation 0.24% due 07/06/11	24,989,000	24,992,067
10,000,000 USD	Toyota Motor Corporation 0.25% due 05/10/11	9,999,375	9,999,375
10,000,000 USD	Toyota Motor Corporation 0.26% due 08/03/11	9,993,211	9,994,827

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 13.65% — (continued)
Japan 4.06% — (continued)
22,707,000 USD	Toyota Motor Corporation 0.27% due 06/23/11	$22,697,974	$22,697,974
15,000,000 USD	Toyota Motor Corporation 0.27% due 07/01/11	14,993,137	14,995,722
Switzerland 3.13%
10,000,000 USD	Nestlé SA 0.18% due 08/02/11	9,995,350	9,996,253
15,000,000 USD	Nestlé SA 0.20% due 05/02/11	14,999,917	14,999,917
8,771,000 USD	Nestlé SA 0.20% due 09/09/11	8,764,617	8,765,427
2,824,000 USD	Nestlé SA 0.21% due 10/24/11	2,821,101	2,821,207
7,000,000 USD	Nestlé SA 0.22% due 06/03/11	6,998,588	6,998,588
30,000,000 USD	Nestlé SA 0.22% due 08/08/11	29,981,850	29,987,880
10,000,000 USD	Nestlé SA 0.23% due 06/14/11	9,997,189	9,997,189
12,450,000 USD	Nestlé SA 0.24% due 08/03/11	12,442,198	12,445,285
29,595,000 USD	Nestlé SA 0.25% due 07/20/11	29,578,558	29,585,562
10,000,000 USD	Novartis International AG 0.22% due 06/14/11	9,997,311	9,997,311
50,000,000 USD	Novartis International AG 0.23% due 06/13/11	49,986,264	49,986,264
15,000,000 USD	Novartis International AG 0.23% due 09/15/11	14,986,871	14,983,494
14,000,000 USD	Novartis International AG 0.24% due 05/09/11	13,999,253	13,999,253
20,000,000 USD	Novartis International AG 0.24% due 07/14/11	19,990,133	19,990,880
10,000,000 USD	Novartis International AG 0.24% due 07/19/11	9,994,733	9,995,028
10,000,000 USD	Novartis International AG 0.25% due 09/12/11	9,990,694	9,989,384
20,000,000 USD	Roche Holdings, Inc. 0.17% due 05/02/11	19,999,906	19,999,906
35,000,000 USD	Roche Holdings, Inc. 0.18% due 05/17/11	34,997,200	34,997,200
29,000,000 USD	Roche Holdings, Inc. 0.18% due 05/19/11	28,997,390	28,997,390

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 13.65% — (continued)
United Kingdom 0.95%
30,000,000 USD	Reckitt Benckiser Group PLC 0.35% due 06/13/11	$29,987,458	$29,987,458
25,000,000 USD	Reckitt Benckiser Group PLC 0.39% due 09/26/11	24,960,944	24,965,625
29,379,000 USD	Reckitt Benckiser Group PLC 0.40% due 07/13/11	29,355,170	29,364,005
18,221,000 USD	Reckitt Benckiser Group PLC 0.41% due 07/13/11	18,206,221	18,211,700
Venezuela 1.14%
20,000,000 USD	Corporación Andina de Fomento 0.29% due 08/15/11	19,982,922	19,983,320
10,000,000 USD	Corporación Andina de Fomento 0.37% due 08/25/11	9,988,400	9,990,560
94,000,000 USD	Corporación Andina de Fomento 0.44% due 07/12/11	93,917,280	93,952,850
Total International Commercial Paper		1,478,507,785	1,478,596,224
U.S. Commercial Paper — 2.19%
$19,995,000	Campbell Soup Company 0.25% due 08/08/11	19,981,253	19,985,238
32,500,000	Cisco Systems, Inc. 0.21% due 05/18/11	32,496,777	32,496,777
4,559,000	ConocoPhillips 0.22% due 06/07/11	4,557,969	4,557,969
22,385,000	Dover Corporation 0.07% due 05/02/11	22,384,956	22,384,956
25,000,000	DuPont 0.29% due 06/16/11	24,990,736	24,990,736
20,000,000	Johnson & Johnson 0.20% due 05/13/11	19,998,667	19,998,667
12,500,000	Medtronic, Inc. 0.19% due 09/13/11	12,491,094	12,486,538
12,500,000	Proctor & Gamble Company 0.13% due 06/30/11	12,497,292	12,496,986
20,000,000	Proctor & Gamble Company 0.18% due 05/31/11	19,997,000	19,997,000
14,123,000	Proctor & Gamble Company 0.19% due 05/24/11	14,121,286	14,121,286
1,807,000	Sysco Corporation 0.07% due 05/02/11	1,806,996	1,806,996
20,998,000	Verizon Communications, Inc. 0.38% due 05/25/11	20,992,821	20,992,821

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 2.19% — (continued)
$11,080,000	WellPoint, Inc. 0.36% due 07/11/11	$11,072,352	$11,073,484
20,000,000	Wisconsin Electric Power Company 0.11% due 05/02/11	19,999,939	19,999,939
Total U.S. Commercial Paper		237,389,138	237,389,393
Total Commercial Paper		1,715,896,923	1,715,985,617
Total Investments — 100.12%		$7,870,056,236	10,844,343,434
Liabilities in Excess of Other Assets — (0.12)%			(12,752,499)
Net Assets — 100.00%			$10,831,590,935

  (a)  Non-income producing security/commodity.

  (b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (c)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2011, the value of these securities amounted to $64,658,525 or 0.60% of net assets.

  (d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $71,763,413 or 0.66% of net assets.

  (e)  Security is deemed illiquid. At April 30, 2011, the value of these securities amounted to $135,296,070 or 1.25% of net assets.

  (f)  Represents non-voting class of shares.

  (g)  Held through Financiere Bleue, LLC, a wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (i)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (j)  Term loans are generally subject to legal or contractual restrictions on resale. A Fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason may affect the Fund's income and would likely reduce the value of its assets.

  (k)  All or a portion of this position represents unsettled loan commitment.

  (l)  Inflation protected security.

At April 30, 2011, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,170,181,594
Gross unrealized depreciation	(195,894,396)
Net unrealized appreciation	$2,974,287,198

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA FRN 6.51% due 7/31/16	07/30/09	$14,273,396	$1.48
FINEL 9.50% due 6/30/17	06/22/05	9,649,600	1.11
FINEL	07/14/99	9,152,131	0.53
Fregate	04/30/04	23,101,992	38.77
Foreign Currency Exchange Contracts — Sales
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2011	UNREALIZED APPRECIATION AT APRIL 30, 2011	UNREALIZED DEPRECIATION AT APRIL 30, 2011
06/15/11	103,846,000	Euro	$138,140,103	$153,881,538	$—	$(15,741,435)
07/20/11	115,797,000	Euro	157,024,206	171,420,214	—	(14,396,008)
08/17/11	228,262,000	Euro	314,181,164	337,944,983	—	(23,763,819)
09/21/11	176,174,000	Euro	254,345,928	260,243,884	—	(5,897,956)
06/15/11	11,874,054,000	Japanese Yen	143,675,412	146,294,349	—	(2,618,937)
07/20/11	20,256,240,000	Japanese Yen	243,443,941	249,617,807	—	(6,173,866)
08/17/11	38,354,912,000	Japanese Yen	461,593,797	472,659,884	—	(11,066,087)
09/21/11	13,696,552,000	Japanese Yen	162,976,582	168,868,969	—	(5,892,387)
			$1,875,381,133	$1,960,931,628	$—	$(85,550,495)

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2011	MARKET VALUE APRIL 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
AS One Corporation	1,286,140	—	—	1,286,140	$25,982,626	$—	$262,072
Chofu Seisakusho Company Limited	2,022,800	—	—	2,022,800	49,062,493	—	342,743

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2011	MARKET VALUE APRIL 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Deutsche Wohnen AG	6,418,531	—	—	6,418,531	$101,268,698	$—	$—
FINEL	11,593,581	—	—	11,593,581	6,191,875	—	—
Fregate	895,904	—	—	895,904	34,729,855	—	—
Fursys, Inc.	948,330	—	75,867	872,463	22,022,231	—	444,851
Gewiss S.p.A.	6,116,020	—	—	6,116,020	46,092,971	—	—
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	117,736,838	—	—
Icom, Inc.	861,660	—	—	861,660	25,431,601	—	97,509
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	58,011,170	—	728,028
Laurent- Perrier	563,378	—	—	563,378	72,045,894	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	20,815,787	—	292,257
Matsumoto Yushi-Seiyaku Company Limited	1,058,246	—	—	1,058,246	24,442,119	—	597,516
Nagaileben Company Limited	1,005,672	990	—	1,006,662	26,834,400	—	—
Nitto Kohki Company Limited	2,832,150	—	132,954	2,699,196	65,667,801	653,699	382,336
Pfeiffer Vacuum Technology AG*	895,398	—	709,189	186,209	25,829,403	51,381,855	—
Robertet SA	235,944	—	107	235,837	43,381,113	(1,332)	—
Sansei Yusoki Company Limited	1,223,670	—	—	1,223,670	6,858,461	—	96,933
Shimano, Inc.	4,886,870	—	—	4,886,870	260,657,146	—	1,683,664
Shingakukai Company Limited	1,424,100	—	—	1,424,100	5,262,749	—	160,818
Sucrière de Pithiviers- Le-Vieil	39,143	—	—	39,143	48,488,938	—	2,015,407
T. Hasegawa Company Limited	3,452,591	—	—	3,452,591	52,822,346	—	391,120
Teems, Inc.	—	75,866	—	75,866	1,868,952	—	—

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

(continued)
AFFILIATED SECURITIES	SHARES OCTOBER 31, 2010	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2011	MARKET VALUE APRIL 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	$22,772,494	$—	$515,463
Total					$1,164,277,961	$52,034,222	$8,010,717

  *  Not an affiliated issuer as of April 30, 2011.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	10.69%
Consumer Staples	8.68
Energy	3.61
Financials	10.07
Health Care	5.28
Industrials	17.13
Information Technology	4.74
Materials	8.74
Telecommunication Services	1.25
Utilities	0.70
Total International Common Stocks	70.89
U.S. Common Stocks
Materials	0.38
Total U.S. Common Stocks	0.38
International Preferred Stocks
Consumer Discretionary	0.82
Consumer Staples	0.06
Energy	0.11
Information Technology	1.02
Total International Preferred Stocks	2.01
Commodity	6.94
Term Loans	0.16

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Bonds
Financials	0.08%
Government Issues	3.22
Industrials	0.03
Materials	0.57
Total International Bonds	3.90
Commercial Paper
International Commercial Paper	13.65
U.S. Commercial Paper	2.19
Total Commercial Paper	15.84
Total Investments	100.12%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Overview | Data as of April 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (09-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales charge	13.79%	6.49%	9.96%
with sales charge	8.10	5.40	9.37
Standard & Poor's 500 Index	17.22	2.95	3.91
Consumer Price Index	3.16	2.22	2.48

Asset Allocation

Sector/Industry*
Financials	12.23%
Consumer Discretionary	11.74
Industrials	9.07
Materials	8.87
Information Technology	8.32
Consumer Staples	5.11
Energy	4.85
Commodity (Gold Bullion)	4.79
Health Care	4.44
Utilities	3.25
Telecommunication Services	2.04
Investment Company	0.58
Warrant	0.51

* percentages exclude option positions

Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.78%
Sysco Corporation (U.S. wholesale distributor)	2.39
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.33
Cintas Corporation (U.S. uniform designer and manufacturer)	2.07
Cisco Systems, Inc. (U.S. networking company)	2.03
ConocoPhillips (U.S. energy company)	2.00
3M Company (U.S. industrial conglomerate)	1.95
American Express Company (U.S. credit card and travel services company)	1.90
Microsoft Corporation (U.S. software developer)	1.82
Newmont Mining Corporation (U.S. gold mining company)	1.78
Total	23.05%

  *  Excludes cash, commercial paper and money market funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 66.53%
U.S. Common Stocks — 61.77%
Consumer Discretionary 10.27%
1,626,946	Comcast Corporation, Class 'A'	$25,954,315	$39,941,524
1,143,570	Cintas Corporation	34,510,670	35,507,848
573,750	Omnicom Group, Inc.	17,421,015	28,222,763
744,610	Home Depot, Inc.	17,004,979	27,654,815
310,834	Wal-Mart Stores, Inc.	14,497,317	17,089,653
524,496	International Speedway Corporation, Class 'A'	18,296,765	16,049,578
132,122	Unifirst Corporation	3,467,476	6,838,635
62,900	Costco Wholesale Corporation	2,566,072	5,089,868
590	St. John Knits International, Inc. (a)(b)	18,290	3,546
		133,736,899	176,398,230
Consumer Staples 4.82%
1,419,161	Sysco Corporation	40,467,087	41,027,945
199,910	Lorillard, Inc.	14,817,964	21,290,415
243,070	Colgate-Palmolive Company	18,724,902	20,502,954
		74,009,953	82,821,314
Energy 4.47%
435,648	ConocoPhillips	20,515,610	34,385,697
154,753	Apache Corporation	10,032,993	20,639,408
352,139	San Juan Basin Royalty Trust	10,234,184	8,789,389
66,671	SEACOR Holdings, Inc.	4,706,611	6,589,095
96,200	Helmerich & Payne, Inc.	1,773,877	6,381,908
		47,263,275	76,785,497
Financials 11.32%
665,890	American Express Company	19,687,007	32,681,881
953,848	Bank of New York Mellon Corporation	25,752,325	27,623,438
832,550	Cincinnati Financial Corporation	21,580,935	26,375,184
145	Berkshire Hathaway, Inc., Class 'A' (a)	11,905,798	18,088,750
640,411	BB&T Corporation	17,315,379	17,239,864
520,235	WR Berkley Corporation	13,980,972	16,964,864
48,897	Alleghany Corporation (a)	13,907,571	16,087,034
398,045	Mercury General Corporation	16,845,049	15,818,308
51,759	Mastercard, Inc., Class 'A'	10,626,144	14,279,791
116,750	Visa, Inc., Class 'A'	8,427,216	9,120,510
		160,028,396	194,279,624

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 61.77% — (continued)
Health Care 2.69%
309,780	WellPoint, Inc.	$14,454,331	$23,788,006
296,570	Johnson & Johnson	17,865,833	19,490,581
79,310	DENTSPLY International, Inc.	1,696,098	2,977,297
		34,016,262	46,255,884
Industrials 8.71%
344,360	3M Company	23,938,700	33,475,236
365,667	Alliant Techsystems, Inc.	30,163,088	25,834,373
320,795	Lockheed Martin Corporation	22,855,964	25,423,004
317,471	Automatic Data Processing, Inc.	11,701,372	17,254,549
375,535	Rofin-Sinar Technologies, Inc. (a)(c)	8,544,636	16,264,421
215,814	Northrop Grumman Corporation	13,242,093	13,727,928
771,165	Blount International, Inc. (a)	7,560,148	12,801,339
267,100	Insteel Industries, Inc.	2,988,830	3,987,803
16,939	Huntington Ingalls Industries, Inc. (a)	638,265	677,560
		121,633,096	149,446,213
Information Technology 7.07%
1,202,227	Microsoft Corporation	28,343,767	31,281,946
1,218,104	Intel Corporation	21,638,683	28,247,832
785,560	Linear Technology Corporation	20,156,649	27,337,488
449,730	Texas Instruments, Inc.	11,019,620	15,978,907
332,733	KLA-Tencor Corporation (c)	9,552,516	14,606,979
250,000	Dell, Inc. (a)(c)	2,921,969	3,877,500
		93,633,204	121,330,652
Materials 7.40%
521,812	Newmont Mining Corporation	24,247,219	30,583,401
963,365	Weyerhaeuser Company	14,976,807	22,167,029
414,372	Vulcan Materials Company	19,096,262	18,729,615
259,500	Rayonier, Inc., REIT	8,431,039	17,220,420
174,580	Martin Marietta Materials, Inc.	15,555,076	15,919,950
260,137	Plum Creek Timber Company, Inc., REIT	8,483,182	11,209,303
101,150	Deltic Timber Corporation	4,802,970	6,857,970
68,879	Ashland, Inc.	3,546,254	4,276,008
		99,138,809	126,963,696
Telecommunication Services 2.03%
1,987,129	Cisco Systems, Inc.	36,634,104	34,893,985

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 61.77% — (continued)
Utilities 2.99%
753,583	FirstEnergy Corporation	$27,205,057	$30,113,177
170,860	Entergy Corporation	11,303,420	11,912,359
236,150	IDACorporation, Inc.	7,470,208	9,259,441
		45,978,685	51,284,977
Total U.S. Common Stocks		846,072,683	1,060,460,072
International Common Stocks — 4.76%
Canada 1.24%
379,197	Franco-Nevada Corporation	7,074,309	15,023,729
244,199	Penn West Petroleum Limited	4,630,169	6,253,937
		11,704,478	21,277,666
France 1.74%
754,462	Sanofi-Aventis SA, ADR	28,866,657	29,816,338
United Kingdom 1.78%
370,363	Willis Group Holdings PLC	9,103,778	15,303,399
496,990	Amdocs Limited (a)	11,894,360	15,282,443
		20,998,138	30,585,842
Total International Common Stocks		61,569,273	81,679,846
Total Common Stocks		907,641,956	1,142,139,918
U.S. Preferred Stocks — 0.54%
Consumer Staples 0.28%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(d)(e)	2,542,171	4,722,863
Utilities 0.26%
88,100	Calenergy Capital Trust III 6.50% (b)(f)(g)	3,778,988	4,444,645
Total U.S. Preferred Stocks		6,321,159	9,167,508
Investment Company — 0.58%
292,960	PowerShares DB Agriculture Fund, ETF (a)	7,191,808	9,978,218
Warrant — 0.51%
United States 0.51%
526,579	JPMorgan Chase & Co. Warrant expire 10/28/18 (a)	6,827,718	8,741,211

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 4.78%
52,516	Gold bullion (a)	$34,140,381	$82,038,104
PRINCIPAL AMOUNT
Bonds — 2.73%
International Corporate Bond — 0.59%
Canada 0.59%
10,000,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(h)	8,734,413	10,087,500
U.S. Bonds — 2.14%
Corporate Bonds 2.14%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	516,609	498,594
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	4,789,467	5,960,063
2,000,000	Pulte Homes, Inc. 6.25% due 02/15/13	1,908,487	2,092,500
3,800,000	Sanmina-SCI Corporation 6.75% due 03/01/13	3,582,439	3,838,000
2,000,000	Sanmina-SCI Corporation 8.125% due 03/01/16	1,816,389	2,095,000
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	7,873,879	10,245,267
5,424,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 02/15/15	5,486,372	5,681,640
5,877,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 02/15/17	5,871,827	6,303,083
Total U.S. Bonds		31,845,469	36,714,147
Total Bonds		40,579,882	46,801,647
U.S. Treasury Bills — 6.58%
15,000,000	U.S. Treasury Bill 0.07% due 08/18/11	14,996,707	14,997,885
8,000,000	U.S. Treasury Bill 0.10% due 10/20/11	7,996,093	7,996,696
15,000,000	U.S. Treasury Bill 0.14% due 08/18/11	14,993,642	14,997,885
15,000,000	U.S. Treasury Bill 0.14% due 09/15/11	14,992,294	14,996,490
15,000,000	U.S. Treasury Bill 0.14% due 10/20/11	14,990,325	14,993,805

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Treasury Bills — 6.58% — (continued)
$15,000,000	U.S. Treasury Bill 0.16% due 05/19/11	$14,998,838	$14,998,838
15,000,000	U.S. Treasury Bill 0.18% due 06/23/11	14,996,025	14,996,025
15,000,000	U.S. Treasury Bill 0.18% due 07/21/11	14,994,094	14,999,430
Total U.S. Treasury Bills		112,958,018	112,977,054
Commercial Paper — 17.62%
International Commercial Paper — 2.76%
France 0.16%
2,745,000 USD	Sanofi-Aventis SA 0.33% due 10/13/11	2,740,974	2,740,887
Italy 0.70%
12,000,000 USD	Eni S.p.A. 0.35% due 06/20/11	11,994,333	11,994,333
Japan 1.28%
22,050,000 USD	Mitsui & Company, Limited 0.13% due 05/02/11	22,049,920	22,049,920
Switzerland 0.62%
10,650,000 USD	Nestlé SA 0.25% due 07/20/11	10,644,083	10,646,604
Total International Commercial Paper		47,429,310	47,431,744
U.S. Commercial Paper — 14.86%
$16,000,000	Abbott Laboratories 0.17% due 06/07/11	15,997,204	15,997,204
5,000,000	Campbell Soup Company 0.23% due 07/27/11	4,997,221	4,997,899
10,000,000	Campbell Soup Company 0.24% due 08/10/11	9,993,267	9,995,022
7,500,000	Cisco Systems, Inc. 0.19% due 05/05/11	7,499,842	7,499,842
7,500,000	Cisco Systems, Inc. 0.21% due 05/18/11	7,499,256	7,499,256
5,000,000	Coca-Cola Company 0.19% due 07/19/11	4,997,915	4,998,087
3,342,000	Coca-Cola Company 0.22% due 09/07/11	3,339,365	3,339,592
5,461,000	Coca-Cola Company 0.25% due 07/01/11	5,458,687	5,459,375

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.86% — (continued)
$5,000,000	Coca-Cola Company 0.25% due 07/13/11	$4,997,465	$4,998,229
11,730,000	ConocoPhillips 0.22% due 05/09/11	11,729,427	11,729,427
5,000,000	ConocoPhillips 0.22% due 07/07/11	4,997,953	4,998,371
5,000,000	ConocoPhillips 0.25% due 07/07/11	4,997,674	4,998,371
5,000,000	DuPont 0.31% due 06/30/11	4,997,417	4,998,002
14,581,000	ITT Corporation 0.34% due 05/13/11	14,579,396	14,579,396
3,662,000	Johnson & Johnson 0.16% due 07/25/11	3,660,617	3,660,761
3,000,000	Johnson & Johnson 0.20% due 05/13/11	2,999,800	2,999,800
2,005,000	Johnson & Johnson 0.20% due 09/06/11	2,003,574	2,003,791
12,000,000	Johnson & Johnson 0.25% due 05/03/11	11,999,833	11,999,833
5,437,000	Kraft Foods, Inc. 0.38% due 05/27/11	5,435,547	5,435,547
12,941,000	Kraft Foods, Inc. 0.45% due 06/27/11	12,931,984	12,931,984
15,000,000	Medtronic, Inc. 0.17% due 07/25/11	14,993,979	14,991,771
2,000,000	Medtronic, Inc. 0.21% due 10/19/11	1,998,005	1,996,819
5,000,000	PepsiCo, Inc. 0.17% due 06/06/11	4,999,150	4,999,150
10,000,000	PepsiCo, Inc. 0.18% due 05/31/11	9,998,500	9,998,500
3,360,000	Philip Morris International, Inc. 0.13% due 05/25/11	3,359,709	3,359,709
5,000,000	Proctor & Gamble Company 0.18% due 05/31/11	4,999,250	4,999,250
7,500,000	Proctor & Gamble Company 0.19% due 05/23/11	7,499,129	7,499,129
3,313,000	Proctor & Gamble Company 0.19% due 05/24/11	3,312,598	3,312,598
10,000,000	Sherwin-Williams Company 0.26% due 06/14/11	9,996,822	9,996,822

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 14.86% — (continued)
$6,000,000	Sherwin-Williams Company 0.26% due 06/28/11	$5,997,487	$5,997,487
6,251,000	Verizon Communications, Inc. 0.47% due 06/29/11	6,246,185	6,247,318
8,000,000	Verizon Communications, Inc. 0.49% due 07/15/11	7,991,833	7,994,062
5,000,000	Walt Disney Company 0.15% due 07/14/11	4,998,458	4,997,995
10,889,000	WellPoint, Inc. 0.14% due 05/02/11	10,888,958	10,888,958
10,000,000	WellPoint, Inc. 0.34% due 07/18/11	9,992,850	9,993,556
2,700,000	WellPoint, Inc. 0.37% due 06/23/11	2,698,529	2,698,529
Total U.S. Commercial Paper		255,084,886	255,091,442
Total Commercial Paper		302,514,196	302,523,186
Total Investment Portfolio Excluding Options Written — 99.87%		$1,418,175,118	$1,714,366,846

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.03)%
625	Dell, Inc.	$15.00	May 2011	$(50,000)
625	Dell, Inc.	16.00	May 2011	(18,750)
1,250	Dell, Inc.	16.00	August 2011	(96,250)
280	KLA-Tencor Corporation	46.00	June 2011	(37,800)
280	KLA-Tencor Corporation	46.00	September 2011	(65,800)
280	KLA-Tencor Corporation	47.00	September 2011	(60,200)
1,000	Rofin-Sinar Technologies, Inc.	45.00	June 2011	(120,000)
Total Covered Call Options Written (Premiums Received: $522,648)				(448,800)
Total Investments — 99.84% (Cost: $1,417,652,470)				1,713,918,046
Other Assets in Excess of Liabilities — 0.16%				2,793,985
Net Assets — 100.00%				$1,716,712,031

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At April 30, 2011, the value of these securities amounted to $19,757,148 or 1.15% of net assets.

  (c)  At April 30, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (d)  This security is convertible until December 31, 2049.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $4,722,863 or 0.28% of net assets.

  (f)  This security is subject to a call feature and may be called in full or partially on or anytime after May 20, 2011.

  (g)  This security is convertible until September 1, 2027.

  (h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

At April 30, 2011 cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$307,592,820
Gross unrealized depreciation	(11,327,244)
Net unrealized appreciation	$296,265,576

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	10.27%
Consumer Staples	4.82
Energy	4.47
Financials	11.32
Health Care	2.69
Industrials	8.71
Information Technology	7.07
Materials	7.40
Telecommunication Services	2.03
Utilities	2.99
Total U.S. Common Stocks	61.77

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Energy	0.36%
Financials	0.89
Health Care	1.74
Information Technology	0.89
Materials	0.88
Total International Common Stocks	4.76
U.S. Preferred Stocks
Consumer Staples	0.28
Utilities	0.26
Total U.S. Preferred Stocks	0.54
Investment Company	0.58
Warrant	0.51
Commodity	4.78
U.S. Bonds
Consumer Discretionary	1.45
Industrials	0.35
Information Technology	0.34
Total U.S. Bonds	2.14
International Bond
Materials	0.59
Total International Bond	0.59
U.S. Treasury Bills	6.58

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	2.76%
U.S. Commercial Paper	14.86
Total Commercial Paper	17.62
Covered Call Options Written	(0.03)
Total Investments	99.84%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Overview | Data as of April 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales charge	31.82%	14.73%	26.48%
with sales charge	25.23	13.56	25.83
FTSE Gold Mines Index	19.97	8.58	18.19
MSCI World Index	18.25	2.32	3.90
Consumer Price Index	3.16	2.22	2.43

Asset Allocation

Countries
Canada	41.08%
United States	22.12
South Africa	13.67
Australia	10.05
Mexico	5.56
Africa	3.43
United Kingdom	1.67

Asset Allocation and Countries percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	14.85%
Newcrest Mining Limited (Australia)	6.14
Goldcorp, Inc. (Canada)	5.92
AngloGold Ashanti Limited, ADR (South Africa)	5.04
IAMGOLD Corporation (Canada)	4.91
Barrick Gold Corporation (Canada)	4.30
Harmony Gold Mining Company Limited, ADR (South Africa)	3.96
Newmont Mining Corporation (United States)	3.96
Kinross Gold Corporation (Canada)	3.73
Gold Fields Limited, ADR (South Africa)	3.46
Total	56.27%

  *  Excludes cash, commercial paper and money market funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 81.04%
International Common Stocks — 73.90%
Africa 3.41%
1,405,836	Randgold Resources Limited, ADR (a)	$35,887,547	$121,703,223
Australia 10.00%
4,818,953	Newcrest Mining Limited	146,512,280	218,901,209
10,790,230	CGA Mining Limited (a)(b)	21,440,352	34,410,237
2,943,481	Kingsgate Consolidated Limited	9,873,862	25,031,904
3,173,890	Independence Group NL	11,667,659	23,339,166
11,598,427	Intrepid Mines Limited (a)	18,806,320	23,197,057
2,613,520	Medusa Mining Limited	12,846,050	22,999,178
8,263,115	St. Augustine Gold and Copper Limited (a)(c)	9,337,709	8,725,570
		230,484,232	356,604,321
Canada 39.98%
3,781,920	Goldcorp, Inc.	129,619,026	211,144,594
8,437,992	IAMGOLD Corporation	69,800,684	175,264,311
3,009,934	Barrick Gold Corporation	110,970,131	153,536,733
8,404,412	Kinross Gold Corporation	125,033,153	133,125,886
1,505,663	Agnico-Eagle Mines Limited	90,980,997	104,808,136
8,333,451	New Gold, Inc. (a)	18,188,041	93,542,328
2,051,140	Detour Gold Corporation (a)(b)	49,645,561	69,266,586
1,721,883	Franco-Nevada Corporation	36,820,248	68,220,750
8,351,290	Gabriel Resources Limited (a)	49,761,903	63,670,870
13,935,220	Lake Shore Gold Corporation (a)	48,172,940	59,743,393
4,679,200	Alacer Gold Corporation (a)(b)	19,514,511	48,768,431
3,207,400	Osisko Mining Corporation (a)(b)	25,178,940	46,908,648
2,651,590	European Goldfields Limited (a)	7,220,475	36,847,861
3,702,396	Dundee Precious Metals, Inc. (a)(b)	13,462,262	35,811,983
11,244,411	Northgate Minerals Corporation (a)	33,139,737	33,958,121
3,857,550	Aurizon Mines Limited (a)	5,296,594	26,273,704
4,138,370	Orezone Gold Corporation (a)(b)	15,713,538	19,664,905
1,872,803	Guyana Goldfields, Inc. (a)	16,698,724	18,490,716
722,000	Eldorado Gold Corporation	8,458,455	13,425,998
2,447,600	Primero Mining Corporation (a)(b)	12,683,195	11,966,619
552,000	Eurasian Minerals, Inc. (a)	1,623,583	1,812,798
		887,982,698	1,426,253,371

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 73.90% — (continued)
Mexico 5.53%
4,197,841	Fresnillo PLC	$16,620,435	$115,095,621
2,109,555	Industrias Peñoles S.A.B. de C.V.	10,573,599	82,129,148
		27,194,034	197,224,769
South Africa 13.32%
3,526,279	AngloGold Ashanti Limited, ADR	128,078,396	179,769,703
9,080,083	Harmony Gold Mining Company Limited, ADR	96,024,836	141,376,892
6,921,044	Gold Fields Limited, ADR	93,344,394	123,471,425
11,567,600	Great Basin Gold Limited (a)	15,774,951	30,659,637
		333,222,577	475,277,657
United Kingdom 1.66%
1,600,000	Vallar PLC (a)	24,085,667	37,399,167
416,864	Anglo American PLC	19,462,003	21,734,158
		43,547,670	59,133,325
Total International Common Stocks		1,558,318,758	2,636,196,666
U.S. Common Stocks — 7.14%
Materials 7.14%
2,412,617	Newmont Mining Corporation	106,060,099	141,403,482
1,371,501	Royal Gold, Inc.	31,907,515	83,634,131
1,302,590	Tahoe Resources, Inc. (a)(b)	17,461,621	29,600,567
Total U.S. Common Stocks		155,429,235	254,638,180
Total Common Stocks		1,713,747,993	2,890,834,846
Investment Company — 0.01%
381,045	State Street Institutional U.S. Government Money Market Fund, Institutional Class	381,045	381,045
International Preferred Stocks — 0.19%
South Africa 0.19%
120,000	AngloGold Ashanti Limited 6.00% (d)	6,000,000	6,768,000
Warrant — 0.02%
Canada 0.02%
666,680	Primero Mining Corporation Warrants expire 07/15/20 (a)(b)	558,606	774,391

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Gold Fund

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 14.85%
338,964	Gold bullion (a)	$169,482,646	$529,513,273
PRINCIPAL AMOUNT
International Convertible Bonds — 0.92%
Canada 0.84%
30,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (e)(f)	30,000,000	30,000,000
South Africa 0.08%
2,000,000 CAD	Great Basin Gold Limited 8.00% due 11/30/14 (b)(g)	1,900,057	2,903,907
Total International Convertible Bonds		31,900,057	32,903,907
Commercial Paper — 2.41%
International Commercial Paper — 1.15%
Japan 0.87%
30,933,000 USD	Mitsui & Company, Limited 0.13% due 05/02/11	30,932,888	30,932,888
United Kingdom 0.28%
10,000,000 USD	Reckitt Benckiser Group PLC 0.25% due 06/16/11	9,996,806	9,996,806
Total International Commercial Paper		40,929,694	40,929,694
U.S. Commercial Paper — 1.26%
$10,000,000	Cisco Systems, Inc. 0.21% due 05/18/11	9,999,008	9,999,008
25,000,000	Kraft Foods, Inc. 0.38% due 05/16/11	24,996,042	24,996,042
10,000,000	Proctor & Gamble Company 0.19% due 05/23/11	9,998,839	9,998,839
Total U.S. Commercial Paper		44,993,889	44,993,889
Total Commercial Paper		85,923,583	85,923,583
Total Investments — 99.44%		$2,007,993,930	3,547,099,045
Other Assets in Excess of Liabilities — 0.56%			19,944,795
Net Assets — 100.00%			$3,567,043,840

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Consolidated Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (d)  This security is convertible until September 15, 2013.

  (e)  This security is convertible until November 30, 2017.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 0.84% of net assets.

  (g)  This security is convertible until November 30, 2014.

At April 30, 2011, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,540,433,830
Gross unrealized depreciation	(1,328,715)
Net unrealized appreciation	$1,539,105,115

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	73.90%
Total International Common Stocks	73.90
U.S. Common Stocks
Materials	7.14
Total U.S. Common Stocks	7.14
Investment Company	0.01
International Preferred Stocks
Materials	0.19
Total International Preferred Stocks	0.19
Warrant	0.02

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commodity	14.85%
International Convertible Bonds
Materials	0.92
Total International Convertible Bonds	0.92
Commercial Paper
International Commercial Paper	1.15
U.S. Commercial Paper	1.26
Total Commercial Paper	2.41
Total Investments	99.44%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Management's Discussion of Fund Performance

Harold Levy

The value of the Fund's Class Y shares increased by 17.6% for the six month period compared to an increase of 16.4% for the S&P 500 index for the same period. The Fund's position in cash and cash equivalents increased from 6.04% to 7.54% from the end of October 2010 to April 30, 2011. Over the period, much went well for the companies we are invested in and fortunately little in the way of negative developments occurred. The five largest contributors to performance were Valeant Pharmaceuticals International, Inc., Eastman Chemical Company, Dresser-Rand Group, Inc., Devon Energy Corporation and Rockwood Holdings, Inc., collectively accounting for 10.9% of the Fund's performance. The Fund's only detractors for the period were AOL, Inc., Exterran Holdings, Inc. and Amgen, Inc., which accounted for -0.76% of Fund performance.

Much of what was written in the annual letter six months ago is still true today. The Federal Reserve continues its accommodative monetary policy attempting to drive inflation higher and the value of the dollar lower. They have been very successful in achieving the latter as measured by currency and commodities prices and, to some extent, stock prices. (A portion of the gains we have experienced in equities reflects a lower dollar value.) Our concern is that the Fed will be equally successful in achieving inflation as well. Specifically, the question is how successful and over what period of time. A little inflation would likely prove beneficial for equities; however, a high degree of inflation would curtail consumer demand and result in negative consequences for equity values.

Federal deficits continue to be huge and intractable, although at least they have become a topic of conversation among government officials. Whether serious policy changes occur as a result of these conversations is certainly speculation at this point.

We continue to focus on finding suitable investment opportunities regardless of macroeconomic uncertainties. Despite the significant price improvements of the last six months we still find our portfolio holdings compelling from a valuation perspective. In general, our companies are strong financially, continue to

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Management's Discussion of Fund Performance (continued)

generate free cash flows and are making investments to grow their value over time. In addition, the recent uptick in merger and acquisition activity should be beneficial for equities in general and our portfolio in particular.

We remain dedicated to doing what we have always done — managing your money in a prudent manner and seeking to maintain and grow your purchasing power over time, while remaining cognizant of all the risks investors face in today's world.

We thank you for your continued confidence.

Harold Levy

Portfolio Manager

June 2011

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Fund of America

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. As of September 1, 2005, Class Y Shares are closed to new accounts. Class Y shares are offered without sales charge. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities. Selling covered call options generates fee income ("premiums") from parties buying the options. When the security underlying a covered call option appreciates in value sufficiently, the Fund may be required to deliver securities or cash to the buyer of the option. Results from options trading are further described in the financial statements that follow this commentary. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

The commentary represents the opinion of Harold Levy as of June 2011 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Overview | Data as of April 30, 2011 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	25.44%	7.50%	8.29%
Standard & Poor's 500 Index	17.22	2.95	2.82

Asset Allocation

Sector/Industry*
Materials	23.59%
Health Care	22.31
Energy	12.80
Industrials	12.69
Information Technology	11.76
Consumer Discretionary	6.82
Exchange Traded Fund	4.23
Consumer Staples	1.02
Telecommunication Services	0.51
Rights	0.27

* percentages exclude option positions

Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio. The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund of America

Growth of a $10,000 Initial Investment

  *  Excludes cash, commercial paper and money market funds.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. Class Y shares are offered without a sales charge.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

Top 10 Holdings*
Eastman Chemical Company (chemicals company)	5.89%
Valeant Pharmaceuticals International (pharmaceuticals company)	5.07
Baxter International, Inc. (health technology company)	5.00
SPDR Gold Trust (exchange traded fund)	4.23
Devon Energy Corporation (energy company)	4.17
Rockwood Holdings, Inc. (inorganic chemicals company)	4.16
Computer Sciences Corporation (information technology company)	4.11
General Dynamics Corporation (aerospace and defense manufacturer)	4.08
Ball Corporation (containers and packaging manufacturer)	3.66
TE Connectivity Limited (electronics company)	3.37
Total	43.74%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 91.23%
U.S. Common Stocks — 82.55%
Consumer Discretionary 6.83%
132,100	AutoZone, Inc. (a)(b)	$23,380,272	$37,302,398
804,900	Wyndham Worldwide Corporation (b)	24,397,211	27,857,589
217,100	Sherwin-Williams Company (b)	12,560,771	17,865,159
378,400	Tenneco, Inc. (a)(b)	15,753,015	17,485,864
		76,091,269	100,511,010
Consumer Staples 1.02%
779,240	Sara Lee Corporation (b)	12,164,373	14,961,408
Energy 10.84%
675,200	Devon Energy Corporation (b)	49,881,484	61,443,200
1,133,200	Arch Coal, Inc. (b)	37,449,563	38,868,760
1,289,550	Covanta Holding Corporation (b)	22,101,824	22,141,573
409,090	Dresser-Rand Group, Inc. (a)(b)	9,432,228	21,493,589
722,000	Exterran Holdings, Inc. (a)(b)	18,866,961	15,674,620
		137,732,060	159,621,742
Health Care 21.99%
1,417,032	Valeant Pharmaceuticals International (b)	18,065,700	74,578,394
1,292,700	Baxter International, Inc. (b)	67,055,362	73,554,630
1,382,500	Omnicare, Inc. (b)	34,508,310	43,438,150
1,265,300	Health Net, Inc. (a)(b)	31,889,842	42,134,490
1,388,100	Pfizer, Inc. (b)	28,277,373	29,094,576
462,010	Amgen, Inc. (a)(b)	24,483,635	26,265,268
1,213,387	Enzon Pharmaceuticals, Inc. (a)	10,244,912	13,929,683
1,466,860	Celera Corporation (a)	10,223,009	11,602,863
326,710	Theravance, Inc. (a)	6,029,780	9,066,203
		230,777,923	323,664,257
Industrials 9.35%
824,590	General Dynamics Corporation (b)	50,557,056	60,046,644
254,500	Precision Castparts Corporation (b)	22,526,586	39,325,340
567,700	Owens Corning, Inc. (a)(b)	12,635,848	21,481,768
137,340	Rockwell Collins, Inc. (b)	6,443,126	8,666,154
167,900	Raytheon Company	8,322,041	8,151,545
		100,484,657	137,671,451

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 82.55% — (continued)
Information Technology 8.40%
1,187,210	Computer Sciences Corporation (b)	$57,690,600	$60,523,966
3,040,826	LSI Corporation (a)(b)	17,264,659	22,289,254
927,440	AOL, Inc. (a)	22,671,976	18,901,227
768,110	Seagate Technology (b)	12,447,092	13,534,098
269,160	Nvidia Corporation (a)(b)	3,721,032	5,383,200
192,160	Atmel Corporation (a)	932,094	2,940,048
		114,727,453	123,571,793
Materials 23.61%
808,000	Eastman Chemical Company (b)	48,997,918	86,658,000
1,080,370	Rockwood Holdings, Inc. (a)(b)	44,703,832	61,300,194
1,442,560	Ball Corporation (b)	31,136,230	53,821,913
1,152,070	Crown Holdings, Inc. (a)(b)	23,372,817	43,087,418
1,452,700	Packaging Corporation of America (b)	33,843,716	41,445,531
302,830	Praxair, Inc. (b)	22,540,957	32,227,169
736,770	Valspar Corporation (b)	15,562,118	28,962,429
		220,157,588	347,502,654
Telecommunication Services 0.51%
506,960	Leap Wireless International, Inc. (a)	17,067,583	7,523,286
Total U.S. Common Stocks		909,202,906	1,215,027,601
International Common Stocks — 8.68%
Bahamas 1.96%
850,790	Teekay Corporation (b)	30,625,904	28,918,352
Ireland 1.18%
344,200	Ingersoll-Rand PLC (b)	13,513,788	17,382,100
Switzerland 5.54%
1,383,990	TE Connectivity Limited (b)	42,114,503	49,616,041
654,900	Tyco International Limited (b)	30,037,316	31,919,826
		72,151,819	81,535,867
Total International Common Stocks		116,291,511	127,836,319
Total Common Stocks		1,025,494,417	1,342,863,920
Exchange Traded Fund — 4.23%
408,600	SPDR Gold Trust (a)(b)	41,000,137	62,254,296

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Investment Company — 7.55%
111,101,932	State Street Institutional U.S.	$111,101,932	$111,101,932
	Government Money Market Fund,
	Institutional Class
Rights — 0.27%
France 0.27%
1,610,183	Sanofi-Aventis SA Right expire 12/31/20 (a)	4,099,062	3,993,254
PRINCIPAL AMOUNT
Bond — 0.34%
U.S. Convertible Bond 0.34%
$3,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	3,730,000	4,988,875

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Purchased Options — 0.19%
2,799	Seagate Technology	$12.50	January 2012	$1,519,857
2,869	Seagate Technology	13.00	June 2011	1,319,740
Total Purchased Options (Cost: $1,806,590)				2,839,597
Total Investment Portfolio Excluding Options Written — 103.81% (Cost: $1,187,232,138)				$1,528,041,874
Covered Call Options Written — (3.73)%
323	Amgen, Inc.	$55.00	May 2011	$(66,538)
343	Amgen, Inc.	55.00	July 2011	(102,900)
300	Arch Coal, Inc.	33.00	July 2011	(79,500)
1,700	Arch Coal, Inc.	35.00	July 2011	(290,700)
580	Arch Coal, Inc.	36.00	July 2011	(75,400)
270	Arch Coal, Inc.	37.00	July 2011	(27,000)
3,546	Arch Coal, Inc.	38.00	July 2011	(308,502)
637	AutoZone, Inc.	230.00	June 2011	(3,385,655)
119	AutoZone, Inc.	270.00	June 2011	(196,350)
719	Ball Corporation	35.00	May 2011	(172,560)
1,120	Ball Corporation	37.50	August 2011	(190,400)
670	Baxter International, Inc.	50.00	May 2011	(482,400)
1,628	Baxter International, Inc.	52.50	May 2011	(739,112)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.73)% — (continued)
232	Baxter International, Inc.	$55.00	August 2011	$(84,448)
387	Baxter International, Inc.	57.50	August 2011	(87,849)
819	Computer Sciences Corporation	47.50	June 2011	(343,980)
2,068	Computer Sciences Corporation	50.00	June 2011	(537,680)
81	Computer Sciences Corporation	52.50	May 2011	(8,100)
8,843	Covanta Holding Corporation	17.50	June 2011	(309,505)
1,631	Crown Holdings, Inc.	33.00	May 2011	(717,640)
197	Crown Holdings, Inc.	37.00	July 2011	(33,490)
1,026	Crown Holdings, Inc.	38.00	July 2011	(117,990)
160	Devon Energy Corporation	90.00	June 2011	(62,880)
2,324	Devon Energy Corporation	90.00	July 2011	(1,050,448)
107	Devon Energy Corporation	95.00	June 2011	(17,120)
511	Devon Energy Corporation	95.00	July 2011	(118,552)
210	Dresser-Rand Group, Inc.	50.00	May 2011	(63,000)
970	Dresser-Rand Group, Inc.	50.00	June 2011	(400,610)
406	Dresser-Rand Group, Inc.	55.00	May 2011	(30,450)
697	Dresser-Rand Group, Inc.	55.00	June 2011	(94,095)
1,431	Eastman Chemical Company	90.00	June 2011	(2,718,900)
70	Eastman Chemical Company	95.00	May 2011	(96,600)
2,637	Eastman Chemical Company	95.00	June 2011	(3,652,245)
144	Exterran Holdings, Inc.	25.00	August 2011	(8,280)
1,177	General Dynamics Corporation	70.00	May 2011	(388,410)
280	General Dynamics Corporation	72.50	June 2011	(61,600)
902	General Dynamics Corporation	75.00	August 2011	(207,460)
166	General Dynamics Corporation	80.00	May 2011	(664)
2,838	Health Net, Inc.	30.00	July 2011	(1,121,010)
2,497	Health Net, Inc.	32.50	July 2011	(543,098)
847	Ingersoll-Rand PLC	47.00	June 2011	(351,505)
7,650	LSI Corporation	6.00	July 2011	(1,090,125)
1,008	LSI Corporation	7.00	July 2011	(67,536)
673	Nvidia Corporation	18.00	May 2011	(155,463)
1,346	Nvidia Corporation	19.00	May 2011	(219,398)
672	Nvidia Corporation	20.00	May 2011	(68,544)
232	Omnicare, Inc.	30.00	May 2011	(42,340)
6,341	Omnicare, Inc.	30.00	June 2011	(1,521,840)
991	Omnicare, Inc.	32.00	June 2011	(96,606)
789	Owens Corning, Inc.	36.00	May 2011	(177,525)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.73)% — (continued)
1,643	Owens Corning, Inc.	$37.00	May 2011	$(230,020)
567	Owens Corning, Inc.	37.00	June 2011	(111,982)
394	Owens Corning, Inc.	38.00	May 2011	(35,460)
1,148	Owens Corning, Inc.	38.00	June 2011	(154,980)
1,136	Owens Corning, Inc.	39.00	June 2011	(107,920)
3,402	Packaging Corporation of America	30.00	July 2011	(204,120)
906	Pfizer, Inc.	20.00	June 2011	(108,720)
1,695	Pfizer, Inc.	21.00	May 2011	(66,105)
6,819	Pfizer, Inc.	21.00	June 2011	(381,864)
1,106	Pfizer, Inc.	21.00	July 2011	(69,661)
424	Praxair, Inc.	90.00	May 2011	(697,480)
846	Praxair, Inc.	95.00	May 2011	(972,900)
521	Praxair, Inc.	95.00	July 2011	(622,595)
1,647	Precision Castparts Corporation	140.00	June 2011	(2,536,380)
601	Precision Castparts Corporation	150.00	May 2011	(396,660)
297	Precision Castparts Corporation	150.00	June 2011	(247,995)
201	Rockwell Collins, Inc.	65.00	May 2011	(5,025)
4,374	Rockwood Holdings, Inc.	40.00	May 2011	(6,604,740)
1,443	Rockwood Holdings, Inc.	45.00	May 2011	(1,702,740)
3,222	Rockwood Holdings, Inc.	50.00	May 2011	(2,190,960)
1,109	Rockwood Holdings, Inc.	50.00	August 2011	(930,451)
519	Rockwood Holdings, Inc.	55.00	August 2011	(246,525)
1,264	Sara Lee Corporation	17.00	July 2011	(303,360)
94	Seagate Technology	17.00	June 2011	(11,513)
1,878	Seagate Technology	18.00	June 2011	(137,094)
255	Sherwin-Williams Company	80.00	June 2011	(91,800)
927	Sherwin-Williams Company	85.00	May 2011	(40,788)
989	Sherwin-Williams Company	85.00	June 2011	(108,790)
207	SPDR Gold Trust	138.00	May 2011	(294,975)
100	SPDR Gold Trust	140.00	May 2011	(124,500)
225	SPDR Gold Trust	144.00	June 2011	(209,475)
100	SPDR Gold Trust	148.00	June 2011	(66,000)
3,189	TE Connectivity Limited	35.00	May 2011	(398,625)
561	TE Connectivity Limited	35.00	June 2011	(95,370)
1,157	TE Connectivity Limited	35.00	July 2011	(237,185)
2,113	TE Connectivity Limited	40.00	July 2011	(52,825)
5,293	Teekay Corporation	35.00	July 2011	(635,160)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Schedule of Investments | Six-Month Period Ended April 30, 2011 (unaudited)

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (3.73)% — (continued)
731	Tenneco, Inc.	$41.00	May 2011	$(380,120)
481	Tenneco, Inc.	42.00	May 2011	(203,944)
1,136	Tenneco, Inc.	43.00	May 2011	(374,880)
347	Tenneco, Inc.	43.00	June 2011	(157,885)
1,562	Tyco International Limited	46.00	July 2011	(613,085)
2,241	Tyco International Limited	47.00	July 2011	(750,735)
900	Tyco International Limited	48.00	July 2011	(238,500)
481	Tyco International Limited	49.00	July 2011	(101,242)
810	Tyco International Limited	50.00	June 2011	(97,200)
555	Tyco International Limited	50.00	July 2011	(101,010)
3,491	Valeant Pharmaceuticals International	40.00	July 2011	(4,520,845)
597	Valeant Pharmaceuticals International	44.00	July 2011	(573,120)
1,013	Valeant Pharmaceuticals International	55.00	May 2011	(167,145)
567	Valeant Pharmaceuticals International	55.00	June 2011	(128,992)
737	Valspar Corporation	40.00	July 2011	(84,755)
3,213	Wyndham Worldwide Corporation	30.00	May 2011	(1,477,980)
833	Wyndham Worldwide Corporation	31.00	May 2011	(308,210)
959	Wyndham Worldwide Corporation	34.00	August 2011	(249,340)
381	Wyndham Worldwide Corporation	35.00	May 2011	(24,765)
583	Wyndham Worldwide Corporation	35.00	August 2011	(119,515)
Total Covered Call Options Written (Premiums Received: $31,543,058)				(54,890,014)
Total Investments — 100.08% (Cost: $1,155,689,080)				1,473,151,860
Liabilities in Excess of Other Assets — (0.08)%				(1,201,476)
Net Assets — 100.00%				$1,471,950,384

  (a)  Non-income producing security/commodity.

  (b)  At April 30, 2011, all or a portion of this security was segregated to cover collateral requirement for options.

  (c)  The security is convertible until December 15, 2025.

At April 30, 2011, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$363,037,113
Gross unrealized depreciation	(45,574,333)
Net unrealized appreciation	$317,462,780

Abbreviations used in this schedule include:

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund of America

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	6.83%
Consumer Staples	1.02
Energy	10.84
Health Care	21.99
Industrials	9.35
Information Technology	8.40
Materials	23.61
Telecommunication Services	0.51
Total U.S. Common Stocks	82.55
International Common Stocks
Energy	1.96
Industrials	3.35
Information Technology	3.37
Total International Common Stocks	8.68
Investment Companies	11.78
U.S. Convertible Bond
Health Care	0.34
Total U.S. Convertible Bond	0.34
Rights	0.27
Purchased Options	0.19
Covered Call Options Written	(3.73)
Total Investments	100.08%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

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Statements of Assets and Liabilities

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  **  The amount of $1,457,500 represents restricted cash used as collateral for covered call options of the cash balance.

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$20,635,079,969	$6,932,449,070	$1,384,034,737
Affiliated issuers	2,608,395,582	697,459,843	—
Gold bullion	648,342,611	240,147,323	34,140,381
Foreign currency	—	160,241	—
Total Investments, at Cost	23,891,818,162	7,870,216,477	1,418,175,118
Investments, at Value (Note 1)
Unaffiliated issuers	25,792,116,816	8,954,172,776	1,632,328,742
Affiliated issuers	3,109,949,430	1,138,448,558	—
Gold bullion	1,805,594,108	751,722,100	82,038,104
Foreign currency	—	162,575	—
Total Investments, at Value	30,707,660,354	10,844,506,009	1,714,366,846
Cash	—	22,668	5,419
Receivable for investment securities sold	46,820,097	15,605,858	396,823
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	143,429,242	40,736,854	9,329,389
Accrued interest and dividends receivable	103,726,476	55,160,340	1,838,556
Investment for trustee deferred compensation plan (Note 2)	1,352,568	1,530,344	922,476
Other assets	441,552	162,233	26,647
Total Assets	31,003,430,289	10,957,724,306	1,726,886,156
Liabilities
Option contracts written, at value (premiums received $2,664,915, $0, $522,648, $0, and $31,543,058, respectively) (Note 1)	1,462,500	—	448,800
Payable for Fund shares redeemed	32,346,837	16,487,116	2,251,195
Payable for investment securities purchased	62,807,755	7,235,565	4,621,775
Payable for forward currency contracts held, at value (Note 1)	147,617,124	85,550,495	—
Investment advisory fees payable (Note 2)	18,244,730	6,455,270	1,026,201
Distribution fees payable (Note 3)	7,985,333	1,745,844	417,831
Services fees payable (Note 3)	1,667,488	220,639	78,727
Trustee deferred compensation plan (Note 2)	1,352,568	1,530,344	922,476
Administrative fees payable (Note 2)	320,548	116,877	17,671
Due to custodian	102,078	—	—
Trustee fees payable	82,648	25,944	5,971
Accrued expenses and other liabilities	14,832,351	6,765,277	383,478
Total Liabilities	288,821,960	126,133,371	10,174,125
Net Assets	$30,714,608,329	$10,831,590,935	$1,716,712,031

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

April 30, 2011 (unaudited)

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,838,511,284	$1,187,232,138
Affiliated issuers	—	—
Gold bullion	169,482,646	—
Foreign currency	4	—
Total Investments, at Cost	2,007,993,934	1,187,232,138
Investments, at Value (Note 1)
Unaffiliated issuers	3,017,585,772	1,528,041,874
Affiliated issuers	—	—
Gold bullion	529,513,273	—
Foreign currency	3	—
Total Investments, at Value	3,547,099,048	1,528,041,874
Cash	8,792	3,165,667	**
Receivable for investment securities sold	16,351,887	1,127,837
Receivable for premiums for written options	—	566,753
Receivable for Fund shares sold	13,277,927	15,102,028
Accrued interest and dividends receivable	2,407,967	701,234
Investment for trustee deferred compensation plan (Note 2)	195,943	539,514
Other assets	67,449	22,782
Total Assets	3,579,409,013	1,549,267,689
Liabilities
Option contracts written, at value (premiums received $2,664,915, $0, $522,648, $0, and $31,543,058, respectively) (Note 1)	—	54,890,014
Payable for Fund shares redeemed	5,969,819	1,658,761
Payable for investment securities purchased	2,483,776	18,359,953
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	2,176,387	1,163,057
Distribution fees payable (Note 3)	827,792	364,989
Services fees payable (Note 3)	142,283	37,112
Trustee deferred compensation plan (Note 2)	195,943	539,514
Administrative fees payable (Note 2)	35,096	14,836
Due to custodian	—	—
Trustee fees payable	43,548	5,489
Accrued expenses and other liabilities	490,529	283,580
Total Liabilities	12,365,173	77,317,305
Net Assets	$3,567,043,840	$1,471,950,384

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$621,840	$450,079	$97,286
Capital surplus	24,184,161,429	8,014,501,079	1,383,181,612
Net unrealized appreciation (depreciation) on:
Investments (net of $9,628,409, $4,430,420, $0, $0, and $0 deferred capital gain country tax, respectively)	6,806,213,783	2,969,856,778	296,191,728
Foreign currency and forward contract related translation	(143,455,034)	(83,539,288)	—
Written options	1,202,415	—	73,848
Undistributed net realized gains on investments	43,068,187	188,851,079	38,044,497
Undistributed net investment loss	(177,204,291)	(258,528,792)	(876,940)
Net Assets	$30,714,608,329	$10,831,590,935	$1,716,712,031
Class A
Net assets	$15,023,389,774	$5,446,946,989	$911,458,175
Shares outstanding	302,974,415	227,066,065	51,683,360
Net asset value per share and redemption proceeds per share	$49.59	$23.99	$17.64
Offering price per share (NAV per share plus maximum sales charge)[1]	$52.20	$25.25	$18.57
Class C
Net assets	$8,421,218,574	$1,110,529,805	$393,351,612
Shares outstanding	172,846,636	47,491,853	22,501,940
Net asset value per share	$48.72	$23.38	$17.48
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$48.23	$23.15	$17.31
Class I
Net assets	$7,269,999,981	$4,274,114,141	$411,902,244
Shares outstanding	146,019,278	175,520,905	23,100,998
Net asset value per share and redemption proceeds per share	$49.79	$24.35	$17.83
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

April 30, 2011 (unaudited)

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$99,857	$52,777
Capital surplus	2,062,973,343	1,122,361,632
Net unrealized appreciation (depreciation) on:
Investments (net of $9,628,409, $4,430,420, $0, $0, and $0 deferred capital gain country tax, respectively)	1,539,105,115	340,809,736
Foreign currency and forward contract related translation	9,283	—
Written options	—	(23,346,956)
Undistributed net realized gains on investments	106,255,237	32,558,080
Undistributed net investment loss	(141,398,995)	(484,885)
Net Assets	$3,567,043,840	$1,471,950,384
Class A
Net assets	$1,997,922,898	$557,133,016
Shares outstanding	55,751,389	19,818,048
Net asset value per share and redemption proceeds per share	$35.84	$28.11
Offering price per share (NAV per share plus maximum sales charge)[1]	$37.73	$29.59
Class C
Net assets	$712,436,430	$189,968,519
Shares outstanding	20,478,637	7,619,932
Net asset value per share	$34.79	$24.93
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$34.44	$24.68
Class I
Net assets	$856,684,512	—
Shares outstanding	23,626,501	—
Net asset value per share and redemption proceeds per share	$36.26	—
Class Y
Net assets	—	$724,848,849
Shares outstanding	—	25,338,741
Net asset value per share and redemption proceeds per share	—	$28.61

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest (net of $198,326, $63,718, $0, $0, and $0, foreign taxes withheld, respectively)	$19,307,602	$8,139,377	$3,818,720
Dividends from: (net of $14,985,902, $7,610,792, $25,258, $499,470 and $318,815, foreign taxes withheld, respectively)
Unaffiliated issuers	200,115,350	64,833,055	12,012,713
Affiliated issuers	32,985,381	8,010,717	—
Other Income	1,412	755	5,862
Total Income	252,409,745	80,983,904	15,837,295
Expenses
Investment advisory fees (Note 2)	100,923,555	36,501,080	5,587,821
Administrative costs (Note 2)	1,400,569	528,818	82,887
Distribution fees (Note 3)
Class A	16,830,806	6,272,282	973,597
Class C	27,561,347	3,755,732	1,314,249
Class Y	—	—	—
Service fees - Class C (Note 3)	9,187,116	1,251,911	438,083
Shareholder servicing agent fees	11,394,737	4,218,157	947,339
Custodian and accounting fees	2,030,641	1,026,297	87,631
Shareholder reporting fees	985,353	358,951	88,215
Trustees' fees	376,337	132,948	21,321
Registration and filing fees	518,080	227,355	96,546
Professional fees	303,121	158,016	63,380
Other Expenses	323,395	128,550	23,731
Total Expenses	171,835,057	54,560,097	9,724,800
Expense reductions due to earnings credits (Note 1)	(1,349)	(518)	(264)
Net Expenses	171,833,708	54,559,579	9,724,536
Net Investment Income (Loss) (Note 1)	80,576,037	26,424,325	6,112,759
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	378,693,390	107,605,687	45,005,922
Investment transactions of affiliated issuers	19,956,520	52,034,222	—
Foreign currency and forward contract related transactions	(104,280,100)	(57,174,640)	1,050
Written options	—	—	(7,854)
Net increase from payments by affiliate (Note 2)	—	714,808	7,854
	294,369,810	103,180,077	45,006,972
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $3,061,146, $1,618,246, $0, $0, and $0, respectively)	2,969,745,270	1,000,175,335	130,204,260
Foreign currency and forward contract related translation	38,471,389	17,020,625	(234)
Written options	1,202,415	—	73,848
	3,009,419,074	1,017,195,960	130,277,874
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	3,303,788,884	1,120,376,037	175,284,846
Net Increase in Net Assets Resulting from Operations	$3,384,364,921	$1,146,800,362	$181,397,605

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Six-Months Ended April 30, 2011 (unaudited)

	FIRST EAGLE GOLD FUND*	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest (net of $198,326, $63,718, $0, $0, and $0, foreign taxes withheld, respectively)	$916,129	$58,698
Dividends from: (net of $14,985,902, $7,610,792, $25,258, $499,470 and $318,815, foreign taxes withheld, respectively)
Unaffiliated issuers	9,235,052	8,133,590
Affiliated issuers	—	—
Other Income	1,054	—
Total Income	10,152,235	8,192,288
Expenses
Investment advisory fees (Note 2)	12,412,636	6,275,079
Administrative costs (Note 2)	190,535	69,162
Distribution fees (Note 3)
Class A	2,373,882	564,486
Class C	2,430,272	560,232
Class Y	—	817,539
Service fees - Class C (Note 3)	810,091	186,744
Shareholder servicing agent fees	1,746,328	708,809
Custodian and accounting fees	325,076	87,647
Shareholder reporting fees	142,452	55,635
Trustees' fees	62,622	18,122
Registration and filing fees	177,216	85,225
Professional fees	120,835	70,583
Other Expenses	73,179	21,254
Total Expenses	20,865,124	9,520,517
Expense reductions due to earnings credits (Note 1)	(393)	(236)
Net Expenses	20,864,731	9,520,281
Net Investment Income (Loss) (Note 1)	(10,712,496)	(1,327,993)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	98,076,458	95,087,797
Investment transactions of affiliated issuers	9,270,922	—
Foreign currency and forward contract related transactions	223,780	—
Written options	—	(36,650,729)
Net increase from payments by affiliate (Note 2)	—	544
	107,571,160	58,437,612
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $3,061,146, $1,618,246, $0, $0, and $0, respectively)	331,812,515	159,009,867
Foreign currency and forward contract related translation	5,250	—
Written options	—	(11,997,988)
	331,817,765	147,011,879
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	439,388,925	205,449,491
Net Increase in Net Assets Resulting from Operations	$428,676,429	$204,121,498

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	SIX-MONTHS ENDED APRIL 30, 2011 (unaudited)	YEAR ENDED OCTOBER 31, 2010	SIX-MONTHS ENDED APRIL 30, 2011 (unaudited)	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$80,576,037	$261,070,340	$26,424,325	$59,676,774
Net realized gain from investments, foreign currency and forward contract related transactions and written options	294,369,810	717,773,345	103,180,077	389,944,027
Change in unrealized appreciation of investments, foreign currency and forward contract related transactions and written options	3,009,419,074	2,170,300,536	1,017,195,960	680,529,450
Net increase in net assets resulting from operations	3,384,364,921	3,149,144,221	1,146,800,362	1,130,150,251
Distribution to Shareholders
Dividends paid from net investment income
Class A	(179,125,249)	(156,973,830)	(68,667,245)	(124,712,908)
Class C	(53,722,987)	(50,152,071)	(7,990,749)	(20,270,175)
Class I	(94,957,034)	(56,542,814)	(56,678,049)	(71,876,457)
Distributions paid from net realized gains from investment transactions
Class A	—	—	(44,782,633)	—
Class C	—	—	(9,220,791)	—
Class I	—	—	(31,995,749)	—
Decrease in net assets resulting from distributions	(327,805,270)	(263,668,715)	(219,335,216)	(216,859,540)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	5,637,843,692	5,983,606,868	2,002,711,486	2,718,513,835
Net asset value of shares issued for reinvested dividends and distributions	261,507,604	216,340,170	184,257,841	182,833,092
Cost of shares redeemed	(2,305,791,010)	(4,080,271,834)	(1,157,671,174)	(1,967,558,448)
Redemption fees	532,459	580,971	305,298	545,912
Increase in net assets from Fund share transactions	3,594,092,745	2,120,256,175	1,029,603,451	934,334,391
Net increase in net assets	6,650,652,396	5,005,731,681	1,957,068,597	1,847,625,102
Net Assets (Note 1)
Beginning of period	24,063,955,933	19,058,224,252	8,874,522,338	7,026,897,236
End of period	$30,714,608,329	$24,063,955,933	$10,831,590,935	$8,874,522,338
Undistributed net investment income (loss)	$(177,204,291)	$70,024,942	$(258,528,792)	$(151,617,074)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND*
	SIX-MONTHS ENDED APRIL 30, 2011 (unaudited)	YEAR ENDED OCTOBER 31, 2010	SIX-MONTHS ENDED APRIL 30, 2011 (unaudited)	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$6,112,759	$23,706,578	$(10,712,496)	$(16,630,800)
Net realized gain from investments, foreign currency and forward contract related transactions and written options	45,006,972	18,613,556	107,571,160	131,930,991
Change in unrealized appreciation of investments, foreign currency and forward contract related transactions and written options	130,277,874	102,060,384	331,817,765	582,457,912
Net increase in net assets resulting from operations	181,397,605	144,380,518	428,676,429	697,758,103
Distribution to Shareholders
Dividends paid from net investment income
Class A	(14,601,729)	(7,510,123)	(41,372,108)	(19,206,629)
Class C	(4,588,209)	(1,828,449)	(10,828,155)	(4,203,516)
Class I	(7,711,426)	(3,213,302)	(16,752,495)	(4,149,787)
Distributions paid from net realized gains from investment transactions
Class A	—	—	(68,368,215)	—
Class C	—	—	(23,482,892)	—
Class I	—	—	(25,391,355)	—
Decrease in net assets resulting from distributions	(26,901,364)	(12,551,874)	(186,195,220)	(27,559,932)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	373,560,240	486,075,265	595,933,035	1,391,677,772
Net asset value of shares issued for reinvested dividends and distributions	21,330,711	10,092,866	137,426,605	22,128,723
Cost of shares redeemed	(160,614,293)	(309,421,451)	(619,397,680)	(726,113,835)
Redemption fees	—	—	112,713	266,030
Increase in net assets from Fund share transactions	234,276,658	186,746,680	114,074,673	687,958,690
Net increase in net assets	388,772,899	318,575,324	356,555,882	1,358,156,861
Net Assets (Note 1)
Beginning of period	1,327,939,132	1,009,363,808	3,210,487,958	1,852,331,097
End of period	$1,716,712,031	$1,327,939,132	$3,567,043,840	$3,210,487,958
Undistributed net investment income (loss)	$(876,940)	$19,911,665	$(141,398,995)	$(61,733,741)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	SIX-MONTHS ENDED APRIL 30, 2011 (unaudited)	YEAR ENDED OCTOBER 31, 2010
Operations
Net investment income (loss)	$(1,327,993)	$5,216,525
Net realized gain from investments, foreign currency and forward contract related transactions and written options	58,437,612	42,187,399
Change in unrealized appreciation of investments, foreign currency and forward contract related transactions and written options	147,011,879	164,849,816
Net increase in net assets resulting from operations	204,121,498	212,253,740
Distribution to Shareholders
Dividends paid from net investment income
Class A	(2,737,506)	—
Class C	(253,288)	—
Class Y	(3,991,165)	—
Distributions paid from net realized gains from investment transaction
Class A	—	—
Class C	—	—
Class Y	—	—
Decrease in net assets resulting from distributions	(6,981,959)	—
Fund Share Transactions (Note 6)
Net proceeds from shares sold	259,735,660	195,796,652
Net asset value of shares issued for reinvested dividends and distributions	6,163,174	—
Cost of shares redeemed	(90,395,670)	(177,951,130)
Increase in net assets from Fund share transactions	175,503,164	17,845,522
Net increase in net assets	372,642,703	230,099,262
Net Assets (Note 1)
Beginning of period	1,099,307,681	869,208,419
End of period	$1,471,950,384	$1,099,307,681
Undistributed net investment income (loss)	$(484,885)	$7,825,067

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

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Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2011 (UNAUDITED)						2010
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	44.36		43.47		44.59		38.74	38.07	38.92
Income from investment operations:
Net investment income ($)	0.17		0.00	**	0.24		0.56	0.26	0.69
Net realized and unrealized gains (losses) on investments	5.70		5.60		5.72		5.63	5.51	5.63
Total income (loss) from investment operations	5.87		5.60		5.96		6.19	5.77	6.32
Less distributions:
Dividends from net investment income ($)	-0.64		-0.35		-0.76		-0.57	-0.37	-0.65
Distributions from capital gains	—		—		—		—	—	—
Total distributions	-0.64		-0.35		-0.76		-0.57	-0.37	-0.65
Net asset value, end of period ($)	49.59		48.72		49.79		44.36	43.47	44.59
Total return(c) (%)	13.35	(a)	12.94	(a)	13.51	(a)	16.13	15.23	16.40
Ratios and supplemental data
Net assets, end of period (millions) ($)	15,023		8,421		7,270		12,195	6,524	5,345
Ratio of operating expenses to average net assets including earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.16	1.91	0.91
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.13	(b)	1.88	(b)	0.88	(b)	1.16	1.91	0.91
Ratio of net investment income to average net assets including earnings credits (%)	0.74	(b)	0.00	***(b)	1.01	(b)	1.36	0.63	1.68
Ratio of net investment income to average net assets excluding earnings credits (%)	0.74	(b)	0.00	***(b)	1.01	(b)	1.36	0.63	1.68
Portfolio turnover rate (%)	7.16	(a)	7.16	(a)	7.16	(a)	17.37	17.37	17.37

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  ***  Amount is less than 0.01%.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Global Fund

	YEAR ENDED OCTOBER 31,
	2009				2008			2007			2006
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	34.45	33.99		34.62	51.09	50.46	51.32	48.36	47.83	48.56	42.47	42.06	42.62
Income from investment operations:
Net investment income ($)	0.39	0.13		0.47	0.64	0.31	0.76	0.67	0.31	0.79	0.59	0.25	0.71
Net realized and unrealized gains (losses) on investments	6.35	6.26		6.39	-11.82	-11.69	-11.88	6.91	6.84	6.94	7.82	7.77	7.85
Total income (loss) from investment operations	6.74	6.39		6.86	-11.18	-11.38	-11.12	7.58	7.15	7.73	8.41	8.02	8.56
Less distributions:
Dividends from net investment income ($)	-0.14	-0.00	**	-0.25	-1.07	-0.70	-1.19	-1.22	-0.89	-1.34	-0.84	-0.57	-0.94
Distributions from capital gains	-2.31	-2.31		-2.31	-4.39	-4.39	-4.39	-3.63	-3.63	-3.63	-1.68	-1.68	-1.68
Total distributions	-2.45	-2.31		-2.56	-5.46	-5.09	-5.58	-4.85	-4.52	-4.97	-2.52	-2.25	-2.62
Net asset value, end of period ($)	38.74	38.07		38.92	34.45	33.99	34.62	51.09	50.46	51.32	48.36	47.83	48.56
Total return(c) (%)	20.81	19.93		21.13	-24.41	-24.99	-24.21	16.91	16.03	17.19	20.73	19.86	21.06
Ratios and supplemental data
Net assets, end of period (millions) ($)	10,562	5,158		3,338	9,784	4,623	2,898	13,451	5,593	3,193	11,854	4,928	2,641
Ratio of operating expenses to average net assets including earnings credits (%)	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87	1.13	1.88	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.19	1.94		0.94	1.14	1.89	0.89	1.12	1.87	0.87	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	1.14	0.38		1.37	1.48	0.73	1.74	1.40	0.65	1.64	1.31	0.56	1.57
Ratio of net investment income to average net assets excluding earnings credits (%)	1.14	0.38		1.37	1.48	0.73	1.74	1.39	0.64	1.64	1.30	0.56	1.57
Portfolio turnover rate (%)	12.52	12.52		12.52	29.69	29.69	29.69	37.58	37.58	37.58	28.59	28.59	28.59

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2011 (UNAUDITED)						2010
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	21.86		21.26		22.20		19.51	19.03		19.80
Income (loss) from investment operations:
Net investment income (loss) ($)	0.06		-0.02		0.09		0.15	0.00	**	0.21
Net realized and unrealized gains (losses) on investments	2.60		2.53		2.64		2.80	2.72		2.82
Total income (loss) from investment operations	2.66		2.51		2.73		2.95	2.72		3.03
Less distributions:
Dividends from net investment income ($)	-0.32		-0.18		-0.37		-0.60	-0.49		-0.63
Distributions from capital gains	-0.21		-0.21		-0.21		—	—		—
Total distributions	-0.53		-0.39		-0.58		-0.60	-0.49		-0.63
Net asset value, end of period ($)	23.99		23.38		24.35		21.86	21.26		22.20
Total return(c) (%)	12.37	(a)	11.96	(a)	12.52	(a)	15.45	14.55		15.68
Ratios and supplemental data
Net assets, end of period (millions) ($)	5,447		1,111		4,274		4,676	914		3,284
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	(b)	1.89	(b)	0.89	(b)	1.17	1.92		0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	(b)	1.89	(b)	0.89	(b)	1.17	1.92		0.92
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.51	(b)	-0.23	(b)	0.80	(b)	0.76	0.01		1.03
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.51	(b)	-0.23	(b)	0.80	(b)	0.76	0.01		1.03
Portfolio turnover rate (%)	6.48	(a)	6.48	(a)	6.48	(a)	15.53	15.53		15.53

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2009				2008			2007			2006
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	17.21	16.93		17.41	28.09	27.66	28.38	26.70	26.33	26.94	24.13	23.83	24.33
Income (loss) from investment operations:
Net investment income (loss) ($)	0.26	0.13		0.30	0.35	0.18	0.40	0.41	0.21	0.48	0.39	0.20	0.46
Net realized and unrealized gains (losses) on investments	3.72	3.63		3.78	-7.21	-7.10	-7.28	4.05	4.00	4.10	4.57	4.53	4.60
Total income (loss) from investment operations	3.98	3.76		4.08	-6.86	-6.92	-6.88	4.46	4.21	4.58	4.96	4.73	5.06
Less distributions:
Dividends from net investment income ($)	-0.02	0.00	**	-0.03	-0.87	-0.66	-0.94	-0.87	-0.68	-0.94	-0.81	-0.65	-0.87
Distributions from capital gains	-1.66	-1.66		-1.66	-3.15	-3.15	-3.15	-2.20	-2.20	-2.20	-1.58	-1.58	-1.58
Total distributions	-1.68	-1.66		-1.69	-4.02	-3.81	-4.09	-3.07	-2.88	-3.14	-2.39	-2.23	-2.45
Net asset value, end of period ($)	19.51	19.03		19.80	17.21	16.93	17.41	28.09	27.66	28.38	26.70	26.33	26.94
Total return(c) (%)	24.95	23.96		25.26	-28.15	-28.67	-27.97	18.20	17.31	18.52	22.24	21.33	22.53
Ratios and supplemental data
Net assets, end of period (millions) ($)	4,024	792		2,211	3,518	737	1,968	5,974	1,203	3,942	5,785	1,145	4,031
Ratio of operating expenses to average net assets including earnings credits (%)	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87	1.12	1.87	0.87
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.20	1.95		0.95	1.15	1.90	0.90	1.12	1.87	0.87	1.12	1.87	0.87
Ratio of net investment income (loss) to average net assets including earnings credits (%)	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.79	1.80	1.57	0.81	1.82
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	1.51	0.76		1.75	1.57	0.82	1.76	1.54	0.78	1.79	1.56	0.81	1.82
Portfolio turnover rate (%)	8.65	8.65		8.65	15.72	15.72	15.72	34.29	34.29	34.29	27.98	27.98	27.98

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2011 (UNAUDITED)						2010
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	15.94		15.75		16.12		14.21	14.06	14.37
Income from investment operations:
Net investment income ($)	0.08		0.02		0.10		0.32	0.21	0.38
Net realized and unrealized gains (losses) on investments	1.95		1.93		1.98		1.60	1.58	1.59
Total income (loss) from investment operations	2.03		1.95		2.08		1.92	1.79	1.97
Less distributions:
Dividends from net investment income ($)	-0.33		-0.22		-0.37		-0.19	-0.10	-0.22
Distributions from capital gains	—		—		—		—	—	—
Total distributions	-0.33		-0.22		-0.37		-0.19	-0.10	-0.22
Net asset value, end of period ($)	17.64		17.48		17.83		15.94	15.75	16.12
Total return(c) (%)	12.93	(a)	12.52	(a)	13.10	(a)	13.64	12.75	13.84
Ratios and supplemental data
Net assets, end of period (millions) ($)	912		393		412		680	320	328
Ratio of operating expenses to average net assets including earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.23	1.98	0.99
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.19	(b)	1.94	(b)	0.94	(b)	1.23	1.98	0.99
Ratio of net investment income to average net assets including earnings credits (%)	0.93	(b)	0.19	(b)	1.19	(b)	2.15	1.41	2.46
Ratio of net investment income to average net assets excluding earnings credits (%)	0.93	(b)	0.19	(b)	1.19	(b)	2.15	1.41	2.46
Portfolio turnover rate (%)	16.85	(a)	16.85	(a)	16.85	(a)	12.23	12.23	12.23

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2009			2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	12.75	12.63	12.89	17.01	16.87	17.19	16.19	16.08	16.34	14.95	14.90	15.07
Income from investment operations:
Net investment income ($)	0.21	0.12	0.24	0.36	0.24	0.40	0.33	0.21	0.38	0.29	0.17	0.33
Net realized and unrealized gains (losses) on investments	1.58	1.56	1.60	-3.65	-3.63	-3.69	1.45	1.44	1.46	1.46	1.47	1.48
Total income (loss) from investment operations	1.79	1.68	1.84	-3.29	-3.39	-3.29	1.78	1.65	1.84	1.75	1.64	1.81
Less distributions:
Dividends from net investment income ($)	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35	-0.30	-0.20	-0.33	-0.24	-0.19	-0.27
Distributions from capital gains	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66	-0.66	-0.66	-0.66	-0.27	-0.27	-0.27
Total distributions	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01	-0.96	-0.86	-0.99	-0.51	-0.46	-0.54
Net asset value, end of period ($)	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19	16.19	16.08	16.34
Total return(c) (%)	14.52	13.63	14.78	-20.56	-21.17	-20.36	11.47	10.65	11.78	12.05	11.26	12.35
Ratios and supplemental data
Net assets, end of period (millions) ($)	547	263	199	271	167	104	324	233	104	254	161	115
Ratio of operating expenses to average net assets including earnings credits (%)	1.26	2.00	1.01	1.20	1.96	0.95	1.20	1.95	0.95	1.25	1.99	0.99
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.26	2.00	1.01	1.21	1.96	0.96	1.20	1.95	0.96	1.25	2.00	1.00
Ratio of net investment income to average net assets including earnings credits (%)	1.63	0.93	1.90	2.28	1.53	2.53	2.04	1.29	2.32	1.87	1.13	2.13
Ratio of net investment income to average net assets excluding earnings credits (%)	1.63	0.93	1.90	2.28	1.52	2.53	2.04	1.28	2.32	1.87	1.12	2.12
Portfolio turnover rate (%)	14.88	14.88	14.88	21.75	21.75	21.75	32.54	32.54	32.54	31.76	31.76	31.76

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2011 (UNAUDITED)						2010
	CLASS A		CLASS C		CLASS I		CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	33.42		32.44		33.81		25.15	24.52	25.43
Income (loss) from investment operations:
Net investment loss ($)	-0.09		-0.21		-0.05		-0.17	-0.38	-0.11
Net realized and unrealized gains (losses) on investments	4.45		4.33		4.51		8.82	8.58	8.92
Total income (loss) from investment operations	4.36		4.12		4.46		8.65	8.20	8.81
Less distributions:
Dividends from net investment income ($)	-0.73		-0.56		-0.80		-0.38	-0.28	-0.43
Distributions from capital gains	-1.21		-1.21		-1.21		—	—	—
Total distributions	-1.94		-1.77		-2.01		-0.38	-0.28	-0.43
Net asset value, end of period ($)	35.84		34.79		36.26		33.42	32.44	33.81
Total return(c) (%)	13.56	(a)	13.15	(a)	13.71	(a)	34.73	33.66	35.01
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,998		712		857		1,900	616	695
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.22	1.97	0.97
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	(b)	1.92	(b)	0.92	(b)	1.22	1.97	0.97
Ratio of net investment loss to average net assets including earnings credits (%)	-0.56	(b)	-1.31	(b)	-0.29	(b)	-0.60	-1.35	-0.36
Ratio of net investment loss to average net assets excluding earnings credits (%)	-0.56	(b)	-1.31	(b)	-0.29	(b)	-0.60	-1.35	-0.36
Portfolio turnover rate (%)	7.04	(a)	7.04	(a)	7.04	(a)	5.50	5.50	5.50

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Gold Fund

	YEAR ENDED OCTOBER 31,
	2009			2008			2007			2006
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	14.85	14.60	14.98	27.28	26.86	27.48	23.48	23.17	23.62	17.45	17.25	17.55
Income (loss) from investment operations:
Net investment loss ($)	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05	-0.12	-0.28	-0.07	-0.13	-0.30	-0.08
Net realized and unrealized gains (losses) on investments	11.50	11.28	11.60	-10.61	-10.43	-10.66	7.72	7.61	7.78	6.65	6.60	6.69
Total income (loss) from investment operations	11.36	10.98	11.51	-10.70	-10.70	-10.71	7.60	7.33	7.71	6.52	6.30	6.61
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.78	-0.61	-0.84	-0.74	-0.58	-0.79	-0.49	-0.38	-0.54
Distributions from capital gains	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95	-3.06	-3.06	-3.06	—	—	—
Total distributions	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79	-3.80	-3.64	-3.85	-0.49	-0.38	-0.54
Net asset value, end of period ($)	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48	23.48	23.17	23.62
Total return(c) (%)	78.93	77.62	79.27	-41.56	-41.99	-41.36	37.57	36.55	37.93	37.97	36.95	38.29
Ratios and supplemental data
Net assets, end of period (millions) ($)	1,325	362	165	480	109	71	890	196	166	774	158	147
Ratio of operating expenses to average net assets including earnings credits (%)	1.26	2.01	1.01	1.21	1.96	0.95	1.20	1.95	0.95	1.21	1.96	0.96
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.26	2.01	1.01	1.21	1.96	0.96	1.20	1.95	0.95	1.22	1.97	0.97
Ratio of net investment loss to average net assets including earnings credits (%)	-0.65	-1.40	-0.40	-0.38	-1.13	-0.20	-0.55	-1.30	-0.30	-0.59	-1.33	-0.34
Ratio of net investment loss to average net assets excluding earnings credits (%)	-0.65	-1.40	-0.40	-0.38	-1.14	-0.20	-0.56	-1.31	-0.31	-0.59	-1.34	-0.34
Portfolio turnover rate (%)	3.00	3.00	3.00	8.74	8.74	8.74	16.37	16.37	16.37	32.26	32.26	32.26

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Financial Highlights

	SIX-MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2011 (UNAUDITED)						2010
	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	24.06		21.32		24.47		19.32	17.25	19.66
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.02		-0.10		-0.01		0.13	-0.03	0.14
Net realized and unrealized gains (losses) on investments	4.24		3.75		4.31		4.61	4.10	4.67
Total income (loss) from investment operations	4.22		3.65		4.30		4.74	4.07	4.81
Less distributions:
Dividends from net investment income ($)	-0.17		-0.04		-0.16		—	—	—
Distributions from capital gains	—		—		—		—	—	—
Total distributions	-0.17		-0.04		-0.16		—	—	—
Net asset value, end of period ($)	28.11		24.93		28.61		24.06	21.32	24.47
Total return(c) (%)	17.61	(a)	17.15	(a)	17.65	(a)	24.53	23.59	24.47
Ratios and supplemental data
Net assets, end of period (millions) ($)	557		190		725		379	122	599
Ratio of operating expenses to average net assets including earnings credits (%)	1.43	(b)	2.17	(b)	1.43	(b)	1.47	2.22	1.47
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.43	(b)	2.17	(b)	1.43	(b)	1.47	2.22	1.47
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.13	(b)	-0.89	(b)	-0.11	(b)	0.61	-0.14	0.62
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.13	(b)	-0.89	(b)	-0.11	(b)	0.61	-0.14	0.62
Portfolio turnover rate (%)	23.92	(a)	23.92	(a)	23.92	(a)	40.00	40.00	40.00

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average new assets both with and without the effect of earnings credits in Class A, C and Y would have been -0.31%, -1.00%, and -0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund of America

	YEAR ENDED OCTOBER 31,
	2009			2008			2007						2006
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value, beginning of period ($)	18.92	17.14	19.23	29.79	27.39	30.22	27.92		26.12		28.28		26.11	24.74	26.42
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01	0.05	(d)	-0.13	(d)	0.07	(d)	-0.08	-0.26	-0.08
Net realized and unrealized gains (losses) on investments	1.61	1.44	1.65	-7.85	-7.16	-8.03	5.30		4.88		5.35		4.23	3.98	4.28
Total income (loss) from investment operations	1.55	1.26	1.58	-7.91	-7.36	-8.04	5.35		4.75		5.42		4.15	3.72	4.20
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.07	—	-0.06	—		—		—		—	—	—
Distributions from capital gains	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34
Total distributions	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34
Net asset value, end of period ($)	19.32	17.25	19.66	18.92	17.14	19.23	29.79		27.39		30.22		27.92	26.12	28.28
Total return(c) (%)	9.13	8.34	9.14	-29.20	-29.74	-29.23	21.28		20.34		21.25		16.81	15.93	16.80
Ratios and supplemental data
Net assets, end of period (millions) ($)	276	90	503	127	61	501	82		65		756		46	48	671
Ratio of operating expenses to average net assets including earnings credits (%)	1.50	2.25	1.50	1.41	2.16	1.41	1.40		2.15		1.40		1.41	2.16	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.50	2.25	1.50	1.42	2.17	1.42	1.41		2.16		1.41		1.41	2.16	1.41
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.34	-1.10	-0.37	-0.23	-0.87	-0.06	0.18	(d)	-0.51	(d)	0.26	(d)	-0.30	-1.05	-0.30
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.34	-1.10	-0.37	-0.24	-0.88	-0.07	0.17	(d)	-0.52	(d)	0.25	(d)	-0.30	-1.05	-0.30
Portfolio turnover rate (%)	40.41	40.41	40.41	63.97	63.97	63.97	50.26		50.26		50.26		40.38	40.38	40.38

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a non-diversified fund that seeks capital appreciation by investing primarily in U.S. stocks and, to a lesser extent, in debt and international equity securities.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund.
The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of April 30, 2011, the Subsidiary has $40,898,869 in net assets, representing 1.15% of the Gold Fund's net assets.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

The following is a summary of the Funds' inputs used to value the Funds' investments as of April 30, 2011:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$9,444,655,279	$4,418,090	$—	$9,449,073,369
International Common Stocks	13,324,775,786	15,710,414	12,237,978	13,352,724,178
U.S. Preferred Stocks	—	16,900,750	—	16,900,750
International Preferred Stocks	333,096,698	39,880,670	—	372,977,368
Warrant	78,289,252	—	—	78,289,252
Commodity*	1,805,594,108	—	—	1,805,594,108
U.S. Bonds	—	46,882,502	—	46,882,502
International Corporate Notes and Bonds	—	77,945,715	35,605,192	113,550,907
International Government Bonds	—	630,746,903	—	630,746,903
International Commercial Paper	—	2,629,726,159	—	2,629,726,159
U.S. Commercial Paper	—	2,211,194,858	—	2,211,194,858
Total	$24,986,411,123	$5,673,406,061	$47,843,170	$30,707,660,354
Liabilities:
Covered Call Options Written	$—	$1,462,500	$—	$1,462,500
Foreign Currency Contracts**	147,617,124	—	—	147,617,124
Total	$147,617,124	$1,462,500	$—	$149,079,624

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are value at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

Fair Value Level 3 activity for the period ended April 30, 2011 was as follows:

First Eagle Global Fund — (continued)
		INTERNATIONAL	INTERNATIONAL
	INTERNATIONAL	PREFERRED	CORPORATE
	COMMON STOCKS	STOCKS	BONDS	TOTAL VALUE
Beginning Balance — market value	$5,478,123	$26,991,080	$29,212,067	$61,681,270
Purchases (Sales)	—	—	— #	—
Transfer In — Level 3^	—	—	—	—
Transfer Out — Level 3^	—	(26,991,080)	—	(26,991,080)
Accrued Amortization	—	—	—	—
Realized Gains (Losses)*	—	—	(16,339,337)	(16,339,337)
Change in Unrealized Appreciation (Depreciation)**	6,759,855	—	22,732,462	29,492,317
Ending Balance — market value	$12,237,978	$—	$35,605,192	$47,843,170
Change in unrealized gains or losses relating to assets still held at reporting date	$6,759,855	$—	$6,393,125	$13,152,980

  *  Statements of Operations location: Net realized gains (losses) from investment transactions.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of investment transactions.

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

International Preferred Stocks valued at $26,991,080 were transferred from Level 3 to Level 2 during the six-month period ended April 30, 2011. At October 31, 2010 these securities were valued based on the fair value procedures approved by the Board of Trustees; at April 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs observable to the Fund.

  #  Security was matured as such there was no sale amount associated with the realized gains (losses) balance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$7,623,385,881	$7,062,741	$48,026,618	$7,678,475,240
U.S. Common Stocks	41,477,300	—	—	41,477,300
International Preferred Stocks	205,393,573	11,931,006	—	217,324,579
Commodity*	751,722,100	—	—	751,722,100
Term loans	—	17,371,483	—	17,371,483
International Corporate Bonds	—	49,228,461	23,736,795	72,965,256
International Government Bonds	—	349,021,859	—	349,021,859
International Commercial Paper	—	1,478,596,224	—	1,478,596,224
U.S. Commercial Paper	—	237,389,393	—	237,389,393
Total	$8,621,978,854	$2,150,601,167	$71,763,413	$10,844,343,434
Liabilities:
Foreign Currency Contracts**	$85,550,495	$—	$—	$85,550,495
Total	$85,550,495	$—	$—	$85,550,495

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are value at net unrealized appreciation (depreciation) on the investment.

For the six-month period ended April 30, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

Fair Value Level 3 activity for the period ended April 30, 2011 was as follows:

First Eagle Overseas Fund — (continued)
		INTERNATIONAL	INTERNATIONAL
	INTERNATIONAL	PREFERRED	CORPORATE
	COMMON STOCKS	STOCKS	BONDS	TOTAL VALUE
Beginning Balance — market value	$39,030,672	$8,074,858	$19,474,711	$66,580,241
Purchases (Sales)	—	—	— #	—
Transfer In — Level 3^	—	—	—	—
Transfer Out — Level 3^	—	(8,074,858)	—	(8,074,858)
Accrued Amortization	—	—	—	—
Realized Losses*	—	—	(27,682,258)	(27,682,258)
Change in Unrealized Appreciation (Depreciation)**	8,995,946	—	31,944,342	40,940,288
Ending Balance — market value	$48,026,618	$—	$23,736,795	$71,763,413
Change in unrealized gains or losses relating to assets still held at reporting date	$8,995,946	$—	$4,262,084	$13,258,030

  *  Statements of Operations location: Net realized gains (losses) from investment transactions.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of investment transactions.

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

International Preferred Stocks valued at $8,074,858 were transferred from Level 3 to Level 2 during the six-month period ended April 30, 2011. At October 31, 2010 these securities were valued based on the fair value procedures approved by the Board of Trustees; at April 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs observable to the Fund.

  #  Security was matured as such there was no sale amount associated with the realized gains (losses) balance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$1,060,456,526	$3,546	$—	$1,060,460,072
International Common Stocks	81,679,846	—	—	81,679,846
U.S. Preferred Stocks	—	4,444,645	4,722,863	9,167,508
Investment Company	9,978,218	—	—	9,978,218
Warrant	8,741,211	—	—	8,741,211
Commodity*	82,038,104	—	—	82,038,104
International Corporate Bond	—	10,087,500	—	10,087,500
U.S. Bonds	—	36,714,147	—	36,714,147
U.S. Treasury Bills	—	112,977,054	—	112,977,054
International Commercial Paper	—	47,431,744	—	47,431,744
U.S. Commercial Paper	—	255,091,442	—	255,091,442
Total	$1,242,893,905	$466,750,078	$4,722,863	$1,714,366,846
Liabilities:
Covered Call Options Written	$—	$448,800	$—	$448,800
Total	$—	$448,800	$—	$448,800

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the six-month period ended April 30, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

Fair Value Level 3 activity for the period ended April 30, 2011 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERRED STOCK
Beginning Balance — market value	$3,901,937
Purchases (Sales)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)**	820,926
Ending Balance — market value	$4,722,863
Change in unrealized gains or losses relating to assets still held at reporting date	$820,926
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$2,636,196,666	$—	$—	$2,636,196,666
U.S. Common Stocks	254,638,180	—	—	254,638,180
Investment Company	—	381,045	—	381,045
International Preferred Stocks	6,768,000	—	—	6,768,000
Warrant	774,391	—	—	774,391
Commodity*	529,513,273	—	—	529,513,273
International Convertible Bonds	—	2,903,907	30,000,000	32,903,907
International Commercial Paper	—	40,929,694	—	40,929,694
U.S. Commercial Paper	—	44,993,889	—	44,993,889
Total	$3,427,890,510	$89,208,535	$30,000,000	$3,547,099,045

  *  Represents gold bullion.

  **  Statements of Operations location: Changes in unrealized appreciation (depreciation) of investment transactions.

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

For the six-month period ended April 30, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the period ended April 30, 2011 was as follows:

First Eagle Gold Fund — (continued)
U.S. PREFERRED STOCK
Beginning Balance — market value	$—
Purchases (Sales)	30,000,000
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$30,000,000
Change in unrealized gains or losses relating to assets still held at reporting date	$—
First Eagle Fund of America

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$1,215,027,601	$—	$—	$1,215,027,601
International Common Stocks	127,836,319	—	—	127,836,319
Investment Companies	62,254,296	111,101,932	—	173,356,228
Rights	3,993,254	—	—	3,993,254
U.S. Bond	—	4,988,875	—	4,988,875
Purchased Options	—	2,839,597	—	2,839,597
Total	$1,409,111,470	$118,930,404	$—	$1,528,041,874
Liabilities:
Covered Call Options Written	$—	$54,890,014	$—	$54,890,014
Total	$—	$54,890,014	$—	$54,890,014

  †  See Schedule of Investments for additional detailed categorizations.

For the six-month period ended April 30, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global and Overseas Funds enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations.

Funds' investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

At April 30, 2011, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$—	$147,617,124	$(101,302,927)	$36,900,271
First Eagle Overseas Fund
			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$—	$85,550,495	$(54,683,012)	$16,298,385

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Fund may also use options for speculative purposes, although it generally does not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

  1  Any balances would be located in Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

The Fund will earmark assets to cover its obligations under option contracts. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the six-month period ended April 30, 2011, First Eagle Global Fund, First Eagle U.S. Value, and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	—	$—
Option written	7,500	2,664,915
Options assigned	—	—
Options expired/closed	—	—
Options outstanding April 30, 2011	7,500	$2,664,915

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

As of April 30, 2011, portfolio securities valued at $32,925,000 were segregated to cover collateral requirements for written options.

First Eagle U.S. Value Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	—	$—
Option written	5,590	546,381
Options assigned	—	—
Options expired/closed	(1,250)	(23,733)
Options outstanding April 30, 2011	4,340	$522,648

As of April 30, 2011, portfolio securities valued at $11,896,100 were segregated to cover collateral requirements for written options.

First Eagle Fund of America
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2010	99,493	$19,064,884
Option written	327,205	75,013,506
Options assigned	(44,870)	(8,073,933)
Options expired/closed	(242,523)	(54,461,399)
Options outstanding April 30, 2011	139,305	$31,543,058
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2010	—	$—
Option purchased	5,668	1,806,590
Options closed	—	—
Options outstanding April 30, 2011	5,668	$1,806,590

As of April 30, 2011, portfolio securities valued at $620,101,443 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

At April 30, 2011, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN APPRECIATION[4]
Covered call option written	$1,462,500	$—	$1,202,415
First Eagle U.S. Value Fund
		GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Covered call option written	$448,800	$(7,854)	$73,848
First Eagle Fund of America

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN APPRECIATION (DEPRECIATION)[4]
Covered call option written	$—	$54,890,014	$(36,650,729)	$(11,997,988)
Purchased option	2,839,597	—	—	1,033,007

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

  1  Statements of Assets and Liabilities location: Investments, at value, unaffiliated issuers.

  2  Statements of Assets and Liabilities location: Option contracts written, at value.

  3  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

i)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

j)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

k)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income, dividends and capital gains distributions on an annual basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

l)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

m)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

n)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended April 30, 2011, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$1,421,021	$320,548
First Eagle Overseas Fund	533,626	116,877
First Eagle U.S. Value Fund	84,064	17,671
First Eagle Gold Fund	200,116	35,096
First Eagle Fund of America	70,073	14,836

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Funds have entered into Custody Agreements with State Street Bank and Trust Co. ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the six-month period ended April 30, 2011, FEF Distributors, LLC realized $1,706,995, $280,356, $132,812, $174,393 and $95,512, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2011, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the six-month period ended April 30, 2011, the Adviser reimbursed First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Fund of America $714,808, $7,854 and $544, respectively, for losses incurred in connection with trading errors.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six-month period ended April 30, 2011, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six-month period ended April 30, 2011, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the six-month period ended April 30, 2011, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $2,833,643,708, $1,020,438,047, $221,575,323, $227,220,365 and $396,299,197 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $1,432,046,202, $527,613,415, $156,694,068,

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

$275,750,860 and $298,568,277 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

There were no purchases of U.S. Government securities, excluding short-term securities for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America. Proceeds from sales of U.S. government securities, totaled $225,124,227, $0, $39,628,601, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Note 5 — Line of Credit

As of September 13, 2010, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the six-month period ended April 30, 2011, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$2,998,664	5	$493	1.48%

As of April 30, 2011 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At April 30, 2011, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	46,999,562	31,716,041	42,010,061
Shares issued for reinvested dividends and distributions	3,377,141	815,954	1,528,605
Shares redeemed	(22,330,062)	(9,759,431)	(17,386,099)
Net increase	28,046,641	22,772,564	26,152,567

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	8,244,183	2,851,077	6,749,247
Shares issued for reinvested dividends and distributions	2,866,928	787,656	535,343
Shares redeemed	(12,223,331)	(2,137,630)	(4,201,061)
Net increase (decrease)	(1,112,220)	1,501,103	3,083,529

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	56,104,057	35,584,529	54,269,413
Shares issued for reinvested dividends and distributions	3,444,109	889,953	1,030,798
Shares redeemed	(57,239,727)	(21,890,851)	(21,198,794)
Net increase	2,308,439	14,583,631	34,101,417

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I
Shares sold	22,560,831	7,211,831	17,424,005
Shares issued for reinvested dividends and distributions	591,466	116,850	97,788
Shares redeemed	(18,973,371)	(3,103,005)	(3,481,174)
Net increase (decrease)	4,178,926	4,225,676	14,040,619

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	42,736,940	7,252,446	37,848,602	12,550,918	3,718,215	5,963,266
Shares issued for reinvested dividends and distributions	4,608,501	588,534	3,075,256	770,417	204,916	335,285
Shares redeemed	(34,207,249)	(3,343,679)	(13,331,072)	(4,329,093)	(1,737,085)	(3,508,456)
Net increase	13,138,192	4,497,301	27,592,786	8,992,242	2,186,046	2,790,095

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	5,595,765	2,281,619	2,220,407
Shares issued for reinvested dividends and distributions	91,034	8,600	142,915
Shares redeemed	(1,609,500)	(377,170)	(1,496,110)
Net increase (decrease)	4,077,299	1,913,049	867,212

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	63,800,432	9,029,755	61,460,804	16,510,083	5,318,538	10,241,203
Shares issued for reinvested dividends and distributions	5,754,113	784,521	2,725,898	441,268	88,898	146,754
Shares redeemed	(61,841,533)	(8,421,330)	(27,960,441)	(12,748,260)	(3,838,500)	(3,904,178)
Net increase	7,713,012	1,392,946	36,226,261	4,203,091	1,568,936	6,483,779

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	5,478,006	1,552,419	2,092,973
Shares issued for reinvested dividends and distributions	—	—	—
Shares redeemed	(3,994,098)	(1,083,277)	(3,227,060)
Net increase (decrease)	1,483,908	469,142	(1,134,087)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Transactions in dollars of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$2,200,893,773	$1,461,405,931	$1,975,543,988
Shares issued for reinvested dividends and distributions	154,537,968	36,791,366	70,178,270
Shares redeemed	(1,044,822,074)	(448,636,331)	(811,800,146)
Net increase	$1,310,609,667	$1,049,560,966	$1,233,922,112

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$210,387,816	$61,848,466	$101,323,958
Shares issued for reinvested dividends and distributions	12,519,283	3,309,400	5,502,028
Shares redeemed	(72,524,585)	(28,770,614)	(59,319,094)
Net increase (decrease)	$150,382,514	$36,387,252	$47,506,892

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GLOBAL FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$2,310,390,017	$1,440,881,738	$2,232,335,113
Shares issued for reinvested dividends and distributions	139,107,607	35,464,634	41,767,929
Shares redeemed	(2,329,396,908)	(881,251,536)	(869,042,419)
Net increase	$120,100,716	$595,094,836	$1,405,060,623

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$249,887,613	$79,766,902	$156,420,750
Shares issued for reinvested dividends and distributions	6,570,564	1,316,582	2,205,720
Shares redeemed	(192,467,396)	(57,364,539)	(59,589,516)
Net increase (decrease)	$63,990,781	$23,718,945	$99,036,954

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$970,259,284	$160,543,295	$871,908,907
Shares issued for reinvested dividends and distributions	102,262,636	12,771,196	69,224,009
Shares redeemed	(776,473,509)	(73,808,248)	(307,084,119)
Net increase	$296,048,411	$99,506,243	$634,048,797

	SIX-MONTH PERIOD ENDED APRIL 30, 2011
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$276,638,497	$93,141,390	$226,153,148	$147,206,403	$53,280,851	$59,248,406
Shares issued for reinvested dividends and distributions	94,379,255	25,236,503	17,810,847	2,298,611	193,070	3,671,493
Shares redeemed	(405,912,725)	(68,416,844)	(144,955,398)	(41,886,566)	(8,713,121)	(39,795,983)
Net increase (decrease)	$(34,894,973)	$49,961,049	$99,008,597	$107,618,448	$44,760,800	$23,123,916

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I
Shares sold	$1,285,277,712	$178,038,513	$1,255,197,610
Shares issued for reinvested dividends and distributions	113,298,593	15,125,573	54,408,926
Shares redeemed	(1,235,178,673)	(164,770,456)	(567,063,407)
Net increase	$163,397,632	$28,393,630	$742,543,129

	YEAR ENDED OCTOBER 31, 2010
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$650,143,781	$202,617,937	$538,916,054	$119,245,037	$30,126,386	$46,425,229
Shares issued for reinvested dividends and distributions	16,271,246	3,140,932	2,716,545	—	—	—
Shares redeemed	(537,112,467)	(85,301,292)	(103,434,046)	(85,893,877)	(20,888,300)	(71,168,953)
Net increase (decrease)	$129,302,560	$120,457,577	$438,198,553	$33,351,160	$9,238,086	$(24,743,724)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Notes to Financial Statements (unaudited)

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There have been no redemptions in-kind as of April 30, 2011.

Note 9 — Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board (FASB) issued Accounting Standards Update 2011-4, Amendment to Achieve Common Fair Value Measurement and Disclosures Requirements in U.S. GAAP and IFRS. This update contains amendments that will result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

This update is effective during interim and annual periods beginning after December 15, 2011 for public entities and is to be applied prospectively. Early application is not permitted. Management of the Trust is currently evaluating the effect of this update to the Trust's financial statement.

Note 10 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2010 and held for the six-months ended April 30, 2011.

Actual Expenses

The table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the column heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	13.35%	$1,000.00	$1,133.50	1.13%	$5.98
Class C	12.94	1,000.00	1,129.40	1.88	9.93
Class I	13.51	1,000.00	1,135.10	0.88	4.66
First Eagle Overseas Fund
Class A	12.37	1,000.00	1,123.70	1.14	6.00
Class C	11.96	1,000.00	1,119.60	1.89	9.93
Class I	12.52	1,000.00	1,125.20	0.89	4.69
First Eagle U.S. Value Fund
Class A	12.93	1,000.00	1,129.30	1.19	6.28
Class C	12.52	1,000.00	1,125.20	1.94	10.22
Class I	13.10	1,000.00	1,131.00	0.94	4.97
First Eagle Gold Fund Consolidated
Class A	13.56	1,000.00	1,135.60	1.17	6.20
Class C	13.15	1,000.00	1,131.50	1.92	10.15
Class I	13.71	1,000.00	1,137.10	0.92	4.87
First Eagle Fund of America
Class A	17.61	1,000.00	1,176.10	1.43	7.72
Class C	17.15	1,000.00	1,171.50	2.17	11.68
Class Y	17.65	1,000.00	1,176.50	1.43	7.72

  1  For the six-months ended April 30, 2011.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Fund Expenses (unaudited)  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5% hypothetical example relating to the First Eagle Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on November 1, 2010 and held for the six-months ended April 30, 2011.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

(continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class I	5.00	1,000.00	1,020.43	0.88	4.41
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.14	1.14	5.71
Class C	5.00	1,000.00	1,015.42	1.89	9.44
Class I	5.00	1,000.00	1,020.38	0.89	4.46
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,018.89	1.19	5.96
Class C	5.00	1,000.00	1,015.47	1.94	9.69
Class I	5.00	1,000.00	1,020.13	0.94	4.71
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,018.99	1.17	5.86
Class C	5.00	1,000.00	1,015.27	1.92	9.59
Class I	5.00	1,000.00	1,020.23	0.92	4.61
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.70	1.43	7.15
Class C	5.00	1,000.00	1,014.03	2.17	10.84
Class Y	5.00	1,000.00	1,017.70	1.43	7.15

  1  For the six-months ended April 30, 2011.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Consideration of Investment Advisory Agreements

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on December 16, 2010.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for all Funds relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. While longer-term outperformance was noted for the Gold Fund, the Trustees commented on (and management discussed) the two Funds' trailing one-year relative performance. The Trustees also commented on each Fund's performance against benchmarks and peers during the down market of 2008, noting relative outperformance during that period as an indicator of solid market risk management. Performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers (looking primarily to medium- and longer-term returns in the case of the Gold Fund).

•  The Trustees reviewed the total compensation to be received by the Adviser and the Funds' total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as each Fund's net management fee, except that of the First Eagle Fund of America, was generally similar to or lower than its reviewed peer group average and peer group median. After noting that First Eagle Fund of America's net management

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

Consideration of Investment Advisory Agreements  (continued)

fee was higher than any of its reviewed peers, the Trustees determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees' reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios decreased over several years as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees also noted that expense ratios for the Funds generally had decreased over the prior fiscal year, after generally experiencing increases in the 2009 period (except that the expense ratio for Overseas Variable Fund had increased in the 2010 period after a decrease in 2009). All changes in the expense ratios during those two periods were viewed as modest. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the interests of the Funds and their shareholders and should be continued.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2011

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1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143 | firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this Semi-Annual Report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this Semi-Annual Report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                 Exhibits.

(a)(1) Not applicable to this Semi-Annual Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: July 7, 2011

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: July 7, 2011

*                            Print the name and title of each signing officer under his or her signature.